UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period :	October 1, 2014 — September 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PABAX

Putnam Dynamic Asset Allocation Balanced Fund

Annual report
9 | 30 | 15

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Balanced Fund

Annual report
9 | 30 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	124

About the Trustees	125

Officers	127

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

As we turn the page on the first three quarters of 2015, we look toward the final weeks of the year and early 2016.

Global stock markets corrected during the summer months, as the S&P 500 Index dropped by more than 10% below its 52-week high over several volatile trading days, and major indexes abroad fell at the same time. The major triggering event was an unexpected decision by the People’s Bank of China to devalue its currency by a modest amount. The move prompted concern that China’s economy might be weaker than thought and could pose risks to the world economy.

The U.S. economy may continue to feel some effects from weaker growth abroad. Certain companies in the S&P 500, for example, may find overseas earnings crimped by reduced demand and a strong dollar. However, there are still a number of bright spots. U.S. gross domestic product growth reached a rate of 3.9% during the second quarter, the unemployment rate has fallen since the start of the year, and consumer confidence has risen in recent months.

The United States and other regions of the world might continue on different paths in the months to come, shaping a complex array of investment opportunities and risks. You may find it reassuring to know that Putnam’s experienced portfolio managers have a global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended September 30, 2015, as well as an outlook for the coming months.

The recent upswing in volatility may prompt you to consult with your financial advisor, whose experience and knowledge can help you gain perspective on market movements and keep you on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Balanced Fund

A diversified portfolio pursuing a balance of growth and income

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund's target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The four portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured
from left to right:

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

James A. Fetch
(industry since 1994)

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–9/30/15

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
150%
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
9/15

Note: 25/75 → 25% S&P 500 Index, 75% Barclays U.S. Aggregate Bond Index; 60/40 → 60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

2 Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4	Dynamic Asset Allocation Balanced Fund

Interview with
your fund’s
portfolio manager

How would you describe the global investment environment for the 12-month reporting period ended September 30, 2015?

Overall, it was a volatile investment climate, highlighted by extreme bouts of downward movement in the equity markets during the final three months of the period amid global concerns about decelerating economic activity in China. In its entirety, the 12-month period could also be seen as one with two disparate halves.

During the first six months of the period, moments of volatility occurred across the global capital markets, with solid upticks in some markets interrupted by downturns, which were then often followed by rebounds to new highs. By comparison, the final six months of the period were marked by negative performance in the global equity markets. For the full 12-month period, global equities, as measured by the U.S. dollar-denominated MSCI All-Country World Index, returned –6.16%.

In the United States, concrete evidence of accelerating economic growth drove solid returns in the equity market, with key domestic indexes achieving all-time highs during the fourth quarter of 2014.

Those highs were challenged in early 2015 by worries about the months-long drop in oil prices, the negative effects of a strengthening U.S. dollar on the earnings of some large multinational companies, and the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Balanced Fund	5

ever-present fears of short-term interest-rate hikes as the Federal Reserve continued to prepare the markets for an eventual rate increase.

In spite of the sometimes volatile investment environment, U.S. equity markets achieved solid returns during the first six months of the reporting period, benefiting from improving economic conditions, still-low interest rates, and a benign inflation scenario. Many international markets did not fare as well for the 12-month period overall, although among developed economies, European and Asian stocks appeared to be gaining momentum. Economic growth in many emerging markets continued to decelerate, and stock performance declined in U.S. dollar terms.

Equity performance in the second half of the period was mostly negative across all world markets due to volatility. The extreme volatility in equity markets was driven primarily by concerns about the economic slowdown in China, the world’s second-largest economy. Chinese equities had begun to experience sharp downside volatility as early as June. In August, however, as the Chinese government took more aggressive steps to address the slowing economy — including an unexpected devaluation of the yuan — Chinese stocks sold off at an alarming rate. The collapse of Chinese stock prices spread quickly across the world stage, with stock prices plummeting in most major equity markets as investors worried about how weakening demand from China could affect the performance of other world economies. Emerging-market and growth stocks were hardest hit.

In the fixed-income arena, geopolitical crises in the Middle East, Ukraine, and elsewhere, combined with falling energy prices, weaker economic growth abroad, and relatively high yields in the United States versus other global regions, fueled demand for longer-term

Allocations are shown as a percentage of the fund’s net assets as of 9/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Balanced Fund

U.S. bonds, helping to support bond prices. Higher-quality debt securities outperformed higher-yielding, non-investment-grade debt during the period. While rate-sensitive assets as measured by the Barclays U.S. Aggregate Bond Index produced a gain of nearly 3% for the 12-month period, that gain did little to offset the negative effects of the volatility in equities.

How did the portfolio perform in this environment, and what factors influenced that performance?

Putnam Dynamic Asset Allocation Balanced Fund produced a total return of 0.65% at net asset value for the 12-month period ended September 30, 2015. This result outperformed the fund’s primary benchmark, the Russell 3000 Index, which returned –0.49%, and also outpaced its secondary benchmark, the Putnam Balanced Blended Benchmark, which returned –0.14%.

The fund performed as one might have expected given the significant headwinds present in the equity markets. In terms of active portfolio management decisions within that environment, a few asset allocation decisions worked for the fund during the period, augmented by some favorable security selection decisions.

The fund’s allocation to fixed-income securities helped offset some of the downward pressure of its equity allocations. However, our decision to favor credit-sensitive instruments over interest-rate-sensitive instruments had an overall negative effect on performance, as widening yield spreads

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Balanced Fund	7

in the second half of the period weighed on the performance of high-yield bonds. This drag on performance was offset in part by opportune security selection within the high-yield allocation. The fund’s underweight position in interest-rate-sensitive securities detracted, as risk-weary investors sought out safer havens in the second half of the period, pushing up U.S. Treasury prices.

On the equity side, our decision to overweight small-cap stocks during the period detracted from returns, as the equity selloff was felt more severely among stocks at the lower end of the market-capitalization range. Our security selection decisions were mixed. Some of the strategies that had worked well for the fund earlier in the year turned against us in the second half of the period. In particular, some of the fund’s holdings in the U.S. large-cap and small-cap spaces ended up giving back some of their solid performance from the first half. Despite this recent slide in the performance of our large-cap holdings, large-cap security selection continued to be the most significant contributor to the fund’s outperformance relative to its benchmark in the 12-month period.

In addition, the fund enjoyed positive security selection in some of its international growth- and value-style strategies, as well as in a separate strategic investment strategy that focuses in part on low-beta, lower-risk security selection.

How did you use derivatives during the period?

We use a variety of derivatives in an effort to reduce volatility and, in some cases, to enhance returns. During the period, we used futures contracts to equitize cash and manage exposure to market risk. Futures contracts also helped us hedge prepayment risk and interest-rate risk, as well as to gain exposure to interest rates. Forward currency contracts were used

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Dynamic Asset Allocation Balanced Fund

to gain exposure to favorable currencies and hedge foreign exchange risk. Additionally, total return swaps provided a means to gain exposure to specific sectors, securities, baskets of securities, and/or industries, as well as hedge against other markets, countries, sectors or industries. Interest rate swaps provided a hedge against interest rate and prepayment risks, and increased the fund’s exposure to interest rates. The use of derivatives allowed the fund to be more dynamic in its strategy implementation.

What is your outlook for the investment environment as we head toward 2016?

We are more optimistic than most about the current state of U.S. economic growth. In addition, we do not think that the Chinese economy is in the process of imploding; rather, we think it possible for China to see annualized economic growth in the 5% to 7% range. We also think that accommodative monetary policies in the eurozone and Japan could continue to be supportive in those regions. On the whole, the third quarter’s pullback in equity prices was a useful correction that could present attractive buying opportunities in the future, in our view. While we believe that potential headwinds and volatility remain, our outlook continues to call for a slight tactical tilt toward equities and other risk assets.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Balanced Fund	9

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch, Robert J. Schoen, and Jason R. Vaillancourt, CFA.

IN THE NEWS

Emerging and developing economies —which make up more than half of the world’s GDP — have experienced a growth contraction year to date. Depressed oil prices, large capital outflows, and currency weakness are some contributing factors to lower-than-expected GDP growth rates. The International Monetary Fund (IMF), in its latest World Economic Outlook , trimmed its global growth forecast by 0.2% to 3.1% for 2015. The IMF’s outlook appears to be particularly cautious for Brazil and Canada, both of which are in recession and reliant on commodity exports. In the report, the IMF cut its previous output projections for Brazil by 1.5% for 2015 and 1.7% for 2016. Canada’s GDP was reduced by half a percentage point for this year and 0.4 percentage point for 2016. In the advanced economies of the United States and the eurozone, the IMF predicts a moderate increase in GDP growth. Its U.S. forecast calls for 2.6% growth this year and 2.8% next year. Geopolitical risks, such as ongoing events around Ukraine, the Middle East, and parts of Africa, are also factors that should be closely watched, according to the IMF report.

10 Dynamic Asset Allocation Balanced Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/5/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.88%	6.59%	6.59%	6.59%	6.06%	6.06%	6.36%	6.19%	6.60%	7.15%	7.17%	7.15%

10 years	73.34	63.37	63.76	63.76	60.76	60.76	64.90	59.13	68.77	77.64	78.32	77.58
Annual average	5.66	5.03	5.06	5.06	4.86	4.86	5.13	4.76	5.37	5.91	5.95	5.91

5 years	53.54	44.71	47.88	45.88	47.82	47.82	49.65	44.41	51.56	55.40	55.99	55.35
Annual average	8.95	7.67	8.14	7.84	8.13	8.13	8.40	7.63	8.67	9.22	9.30	9.21

3 years	28.01	20.65	25.24	22.24	25.21	25.21	26.11	21.70	27.06	29.06	29.53	29.01
Annual average	8.58	6.46	7.79	6.92	7.78	7.78	8.04	6.76	8.31	8.88	9.01	8.86

1 year	0.65	–5.14	–0.05	–4.78	–0.09	–1.04	0.15	–3.36	0.39	0.97	1.08	0.90

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Dynamic Asset Allocation Balanced Fund	11

Comparative index returns For periods ended 9/30/15

			Lipper Mixed-Asset
			Target Allocation
		Putnam Balanced	Moderate Funds
	Russell 3000 Index	Blended Benchmark	category average*

Annual average (life of fund)	8.85%	—†	6.67%

10 years	95.23	80.55%	56.80
Annual average	6.92	6.09	4.55

5 years	86.54	50.94	35.27
Annual average	13.28	8.58	6.17

3 years	42.49	24.77	16.36
Annual average	12.53	7.66	5.13

1 year	–0.49	–0.14	–3.06

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/15, there were 574, 525, 445, 305, and 34 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,376 and $16,076, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,913. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $16,877, $17,764, $17,832, and $17,758, respectively.

12 Dynamic Asset Allocation Balanced Fund

Fund price and distribution information For the 12-month period ended 9/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	4		4	4	4		4	4	4	4

Income	$0.212		$0.099	$0.113	$0.138		$0.163	$0.250	$0.265	$0.249

Capital gains

Long-term gains	0.701		0.701	0.701	0.701		0.701	0.701	0.701	0.701

Short-term gains	—		—	—	—		—	—	—	—

Total	$0.913		$0.800	$0.814	$0.839		$0.864	$0.951	$0.966	$0.950

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/14	$14.69	$15.59	$14.63	$14.38	$14.66	$15.19	$14.59	$14.71	$14.71	$14.71

9/30/15	13.90	14.75	13.85	13.58	13.87	14.37	13.81	13.93	13.93	13.92

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/14	1.00%	1.75%	1.75%	1.50%	1.25%	0.75%	0.65%	0.75%

Annualized expense ratio for the
six-month period ended 9/30/15*	0.99%	1.74%	1.74%	1.49%	1.24%	0.73%	0.63%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Dynamic Asset Allocation Balanced Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2015, to September 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.82	$8.46	$8.46	$7.25	$6.04	$3.56	$3.07	$3.61

Ending value (after expenses)	$943.50	$940.20	$939.60	$941.00	$942.40	$944.80	$945.30	$944.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2015, use the following calculation method. To find the value of your investment on April 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.01	$8.80	$8.80	$7.54	$6.28	$3.70	$3.19	$3.75

Ending value (after expenses)	$1,020.10	$1,016.34	$1,016.34	$1,017.60	$1,018.85	$1,021.41	$1,021.91	$1,021.36

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Dynamic Asset Allocation Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Dynamic Asset Allocation Balanced Fund 15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Barclays U.S Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2015, Putnam employees had approximately $476,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Balanced Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Balanced Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the

18 Dynamic Asset Allocation Balanced Fund

fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain

Dynamic Asset Allocation Balanced Fund 19

competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

20 Dynamic Asset Allocation Balanced Fund

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Moderate Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

The Trustees noted that your fund’s performance was in the top decile of its Lipper peer group for each of the one-year, three-year and five-year periods ended December 31, 2014. Over the one-year, three-year and five-year periods ended December 31, 2014, there were 536, 452 and 398 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance

Dynamic Asset Allocation Balanced Fund 21

accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Dynamic Asset Allocation Balanced Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Balanced Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Balanced Fund (the “fund”) at September 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2015

24 Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 9/30/15

COMMON STOCKS (53.9%)*	Shares	Value

Basic materials (1.9%)
Aceto Corp.	5,337	$146,501

Agnico-Eagle Mines, Ltd. (Canada)	387	9,811

Agrium, Inc. (Canada)	180	16,132

Air Liquide SA (France)	613	72,640

Airgas, Inc.	194	17,330

Akzo Nobel NV (Netherlands)	5,405	351,383

Amcor, Ltd. (Australia)	76,735	712,870

American Vanguard Corp.	21,714	251,014

Andersons, Inc. (The)	4,783	162,909

ArcelorMittal SA (France)	46,328	242,065

Asahi Kasei Corp. (Japan)	2,000	14,119

Assa Abloy AB Class B (Sweden)	16,098	289,149

Axalta Coating Systems, Ltd. †	216	5,473

BASF SE (Germany)	26,373	2,012,376

Bemis Co., Inc.	365	14,443

BHP Billiton, Ltd. (Australia)	27,806	438,548

Cabot Corp.	3,684	116,267

Cambrex Corp. †	9,173	363,985

Chicago Bridge & Iron Co. NV S	7,177	284,640

Compagnie De Saint-Gobain (France)	8,554	371,583

Continental Building Products, Inc. †	19,590	402,379

CRH PLC (Ireland)	4,871	128,855

Croda International PLC (United Kingdom)	3,380	138,826

Domtar Corp. (Canada)	5,385	192,514

Dow Chemical Co. (The)	3,100	131,440

EMS-Chemie Holding AG (Switzerland)	1,371	565,252

EVA Precision Industrial Holdings, Ltd. (Hong Kong)	492,000	96,773

Evonik Industries AG (Germany)	14,800	494,677

Fletcher Building, Ltd. (New Zealand)	2,425	10,569

Fortescue Metals Group, Ltd. (Australia) S	245,288	315,208

Givaudan SA (Switzerland)	25	40,736

Glencore PLC (United Kingdom)	228,413	318,293

Goldcorp, Inc. (Canada)	1,048	13,138

Graphic Packaging Holding Co.	123,000	1,573,170

Incitec Pivot, Ltd. (Australia)	8,421	23,120

Innophos Holdings, Inc.	4,267	169,144

Innospec, Inc.	5,445	253,247

International Flavors & Fragrances, Inc.	218	22,511

Israel Chemicals, Ltd. (Israel)	1,766	9,105

Kraton Performance Polymers, Inc. †	5,506	98,557

Kuraray Co., Ltd. (Japan)	25,000	312,248

Linde AG (Germany)	388	62,850

Lonmin PLC (United Kingdom) †	1,534	378

LyondellBasell Industries NV Class A	78,708	6,561,099

Minerals Technologies, Inc.	2,281	109,853

Mitsubishi Gas Chemical Co., Inc. (Japan)	34,000	157,276

Dynamic Asset Allocation Balanced Fund 25

COMMON STOCKS (53.9%)* cont.	Shares	Value

Basic materials cont.
Mitsubishi Materials Corp. (Japan)	178,000	$542,990

Mondi PLC (South Africa)	14,518	304,695

Mota-Engil SGPS SA (Portugal) S	50,910	108,174

Newcrest Mining, Ltd. (Australia) †	2,241	20,283

Newmont Mining Corp.	1,570	25,230

Nitto Denko Corp. (Japan)	12,400	744,759

NN, Inc.	14,866	275,021

Orion Engineered Carbons SA (Luxembourg)	13,532	195,537

Patrick Industries, Inc. †	10,080	398,059

Potash Corp. of Saskatchewan, Inc. (Canada)	849	17,451

Randgold Resources, Ltd. (United Kingdom)	1,011	59,509

Rio Tinto PLC (United Kingdom)	12,138	407,215

Royal Boskalis Westminster NV (Netherlands)	9,601	420,299

Royal Gold, Inc.	255	11,980

Sealed Air Corp.	75,200	3,525,376

Sherwin-Williams Co. (The)	31,794	7,083,067

Shin-Etsu Chemical Co., Ltd. (Japan)	500	25,699

Smurfit Kappa Group PLC (Ireland)	4,370	117,481

Sumitomo Metal Mining Co., Ltd. (Japan)	42,000	478,247

Symrise AG (Germany)	1,653	99,294

Syngenta AG (Switzerland)	314	100,852

Taiheiyo Cement Corp. (Japan)	8,000	24,070

ThyssenKrupp AG (Germany)	43,706	765,326

Trex Co., Inc. †	2,154	71,793

UPM-Kymmene OYJ (Finland)	46,586	699,916

US Concrete, Inc. †	5,522	263,896

voestalpine AG (Austria)	8,883	305,642

Weyerhaeuser Co. R	18,200	497,588

Yara International ASA (Norway)	3,891	155,488

35,839,393
Capital goods (3.6%)
ABB, Ltd. (Switzerland)	40,197	711,871

ACS Actividades de Construccion y Servicios SA (Spain)	12,535	360,451

AGCO Corp.	37,400	1,743,962

Airbus Group SE (France)	12,311	731,224

Allison Transmission Holdings, Inc.	144,600	3,859,374

Altra Industrial Motion Corp.	8,855	204,728

Argan, Inc.	10,523	364,938

Avery Dennison Corp.	25,144	1,422,396

AZZ, Inc.	3,330	162,138

BAE Systems PLC (United Kingdom)	149,601	1,015,675

Ball Corp.	489	30,416

Bombardier, Inc. Class B (Canada)	59,200	74,083

CAE, Inc. (Canada)	330	3,497

Canon, Inc. (Japan)	2,000	57,942

Carlisle Cos., Inc.	10,900	952,442

Chase Corp.	2,872	113,128

Cooper-Standard Holding, Inc. †	4,979	288,782

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value

Capital goods cont.
Crown Holdings, Inc. †	123,100	$5,631,825

Cubic Corp.	9,348	392,055

dorma + kaba Holding AG Class B (Switzerland)	456	280,325

Douglas Dynamics, Inc.	4,526	89,886

General Dynamics Corp.	84,817	11,700,505

Hyster-Yale Materials Holdings, Inc.	2,216	128,151

IDEX Corp.	30,800	2,196,040

Ingersoll-Rand PLC	41,400	2,101,878

Jiangnan Group, Ltd. (China)	498,000	102,821

JTEKT Corp (Japan)	14,600	204,869

Kadant, Inc.	6,402	249,742

KBR, Inc.	136,500	2,274,090

Leggett & Platt, Inc.	41,800	1,724,250

Lockheed Martin Corp.	636	131,849

MasTec, Inc. †	19,816	313,687

Matrix Service Co. †	15,181	341,117

Miller Industries, Inc.	7,505	146,648

Mitsubishi Electric Corp. (Japan)	102,000	936,535

Mobileye NV (Israel) † S	2,900	131,892

MSA Safety, Inc.	2,703	108,039

Northrop Grumman Corp.	59,500	9,874,025

Orbital ATK, Inc.	11,306	812,562

OSRAM Licht AG (Germany)	10,313	532,849

Raytheon Co.	892	97,460

Rockwell Collins, Inc.	473	38,710

Roper Technologies, Inc.	43,100	6,753,770

Safran SA (France)	6,062	457,396

Sandvik AB (Sweden)	92,409	788,357

Schindler Holding AG (Switzerland)	184	26,491

Societe BIC SA (France)	217	33,732

Sound Global, Ltd. (China) † F S	81,000	63,692

Spirit AeroSystems Holdings, Inc. Class A †	37,800	1,827,252

Standex International Corp.	3,117	234,866

Stericycle, Inc. †	189	26,330

Stoneridge, Inc. †	16,799	207,300

Tetra Tech, Inc.	18,150	441,227

Thales SA (France)	1,878	130,838

THK Co., Ltd. (Japan)	26,400	420,068

TransDigm Group, Inc. †	178	37,809

Trinseo SA † S	20,952	529,038

Triumph Group, Inc.	5,055	212,714

Vinci SA (France)	5,864	372,877

Wabash National Corp. †	30,297	320,845

Waste Management, Inc.	880	43,833

Zodiac Aerospace (France)	1,156	26,461

		65,593,753

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (53.9%)* cont.	Shares	Value

Communication services (1.9%)
BCE, Inc. (Canada)	3,700	$151,438

Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	11,064	21,164

Bharti Infratel, Ltd. (India)	39,803	215,666

BT Group PLC (United Kingdom)	178,469	1,135,653

CalAmp Corp. †	14,622	235,268

Cellnex Telecom SAU 144A (Spain) †	11,591	197,251

Cincinnati Bell, Inc. †	77,922	243,117

Cogent Communications Holdings, Inc.	6,849	186,019

Com Hem Holding AB (Sweden)	51,208	428,264

Deutsche Telekom AG (Germany)	56,223	998,073

EchoStar Corp. Class A †	9,638	414,723

Eutelsat Communications SA (France)	2,021	62,019

Frontier Communications Corp.	48,788	231,743

HKT Trust & HKT, Ltd. (Unit) (Hong Kong)	9,000	10,724

IDT Corp. Class B	6,716	96,039

Inmarsat PLC (United Kingdom)	3,950	58,795

Inteliquent, Inc.	9,725	217,159

InterXion Holding NV (Netherlands) †	3,600	97,488

Iridium Communications, Inc. † S	16,752	103,025

Juniper Networks, Inc.	252,300	6,486,633

KDDI Corp. (Japan)	41,200	922,646

Liberty Global PLC Ser. C (United Kingdom) †	5,000	205,100

Liberty Global PLC LiLAC Class C (United Kingdom) †	235	8,046

NeuStar, Inc. Class A † S	7,189	195,613

NICE Systems, Ltd. (Israel)	1,168	65,453

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	23,700	832,337

NTT DoCoMo, Inc. (Japan)	50,100	839,961

Numericable-SFR (France) †	7,880	364,974

Orange SA (France)	48,491	733,334

Proximus (Belgium)	993	34,222

Quebecor, Inc. Class B (Canada)	9,700	212,317

Rogers Communications, Inc. Class B (Canada)	268	9,234

SBA Communications Corp. Class A †	47,564	4,981,853

SES SA GDR (France)	2,059	64,972

Shaw Communications, Inc. (Canada)	180	3,485

ShoreTel, Inc. †	18,636	139,211

Sky PLC (United Kingdom)	95,377	1,509,257

Spark New Zealand, Ltd. (New Zealand)	89,026	169,691

Spok Holdings, Inc.	8,775	144,437

StarHub, Ltd. (Singapore)	5,600	13,638

Swisscom AG (Switzerland)	67	33,494

Telecom Italia SpA RSP (Italy)	556,060	570,653

Telenor ASA (Norway)	28,015	524,054

Telstra Corp., Ltd. (Australia)	229,023	904,123

Ubiquiti Networks, Inc. S	4,323	146,506

Verizon Communications, Inc.	217,116	9,446,717

Vodafone Group PLC (United Kingdom)	258,873	818,566

		35,484,155

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value

Conglomerates (0.1%)
Danaher Corp.	1,395	$118,868

Mitsubishi Corp. (Japan)	30,800	506,393

Orkla ASA (Norway)	27,579	204,867

Siemens AG (Germany)	11,376	1,016,369

Tyco International PLC	5,600	187,376

2,033,873
Consumer cyclicals (8.0%)
ABC-Mart, Inc. (Japan)	300	16,763

Accor SA (France)	2,030	95,030

Adecco SA (Switzerland)	13,292	974,634

Alimentation Couche Tard, Inc. Class B (Canada)	171	7,864

Amazon.com, Inc. †	8,700	4,453,443

Aristocrat Leisure, Ltd. (Australia)	59,231	361,019

Ascena Retail Group, Inc. †	20,125	279,939

Atresmedia Corporacion de Medios de Comunicacion SA (Spain)	20,691	263,271

Automatic Data Processing, Inc.	980	78,753

AutoZone, Inc. †	117	84,688

Axel Springer AG (Germany)	1,434	79,949

Big Lots, Inc.	7,850	376,172

Brunswick Corp.	5,767	276,182

Bureau Veritas SA (France)	1,739	36,688

CaesarStone Sdot-Yam, Ltd. (Israel) S	2,757	83,813

Caleres, Inc.	10,583	323,099

Canadian Tire Corp., Ltd. (Canada)	25	2,249

Carmike Cinemas, Inc. †	12,825	257,654

Carter’s, Inc.	41,100	3,725,304

CEB, Inc.	1,909	130,461

Cedar Fair LP	5,398	283,989

Children’s Place, Inc. (The)	3,851	222,087

Cie Generale des Etablissements Michelin (France)	11,572	1,055,967

Clorox Co. (The)	250	28,883

Compass Group PLC (United Kingdom)	38,590	616,093

Conn’s, Inc. † S	7,877	189,363

Continental AG (Germany)	7,063	1,500,319

Cooper Tire & Rubber Co.	10,561	417,265

Ctrip.com International, Ltd. ADR (China) †	2,300	145,314

Dai Nippon Printing Co., Ltd. (Japan)	144,000	1,400,270

Daimler AG (Registered Shares) (Germany)	3,407	246,970

Daito Trust Construction Co., Ltd. (Japan)	500	50,861

Dalata Hotel Group PLC (Ireland) † ##	44,482	214,912

Deckers Outdoor Corp. †	3,906	226,782

Deluxe Corp.	10,926	609,015

Dillards, Inc. Class A	3,613	315,740

Discovery Communications, Inc. Class A † S	386,898	10,070,955

Discovery Communications, Inc. Class C †	815	19,796

Dollar General Corp.	1,109	80,336

Dollar Tree, Inc. †	758	50,528

Dollarama, Inc. (Canada)	47	3,174

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (53.9%)* cont.	Shares	Value

Consumer cyclicals cont.
Don Quijote Co., Ltd. (Japan)	800	$30,270

DSW, Inc. Class A	8,534	215,996

Ennis, Inc.	9,277	161,049

Equinix, Inc.	23,200	2,254,576

Eros International PLC †	6,425	174,696

Ethan Allen Interiors, Inc.	11,528	304,454

Everi Holdings, Inc. †	21,489	110,239

Express, Inc. †	16,237	290,155

FactSet Research Systems, Inc.	123	19,657

Fiat Chrysler Automobiles NV (United Kingdom) †	16,720	217,933

Five Below, Inc. †	3,871	129,988

Flight Centre Travel Group, Ltd. (Australia)	16,984	431,387

Fuji Heavy Industries, Ltd. (Japan)	38,200	1,382,332

G&K Services, Inc. Class A	4,044	269,411

G-III Apparel Group, Ltd. †	1,812	111,728

Gildan Activewear, Inc. (Canada)	85	2,566

Gray Television, Inc. †	40,081	511,434

Harley-Davidson, Inc.	766	42,053

Harvey Norman Holdings, Ltd. (Australia)	167,112	458,785

Heartland Payment Systems, Inc.	2,617	164,897

Hilton Worldwide Holdings, Inc.	307,600	7,056,344

Home Depot, Inc. (The)	149,300	17,242,657

Honda Motor Co., Ltd. (Japan)	4,200	125,239

Inditex SA (Spain)	22,037	738,231

Industrivarden AB Class A (Sweden)	21,229	402,532

Interpublic Group of Cos., Inc. (The)	1,482	28,351

ITV PLC (United Kingdom)	376,240	1,403,815

J Front Retailing Co., Ltd. (Japan)	1,800	29,376

KAR Auction Services, Inc.	55,519	1,970,925

Kia Motors Corp. (South Korea)	8,256	374,493

Kimberly-Clark Corp.	74,900	8,167,096

Kingfisher PLC (United Kingdom)	268,665	1,460,940

Kohl’s Corp.	230	10,651

Lagardere SCA (France)	33,519	929,132

Landauer, Inc.	7,976	295,032

Lear Corp.	42,570	4,630,765

Liberty Interactive Corp. Class A †	100,700	2,641,361

Liberty Media Corp. Class A †	43,600	1,557,392

LifeLock, Inc. † S	9,272	81,223

Lions Gate Entertainment Corp.	16,374	602,563

Live Nation Entertainment, Inc. †	11,404	274,152

LIXIL Group Corp. (Japan)	14,400	292,868

Lowe’s Cos., Inc.	152,312	10,497,343

Luxottica Group SpA (Italy)	5,182	360,223

Macy’s, Inc.	74,415	3,818,978

Magna International, Inc. (Canada)	154	7,387

Malibu Boats, Inc. Class A †	14,387	201,130

Marcus Corp.	13,850	267,859

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value

Consumer cyclicals cont.
Marks & Spencer Group PLC (United Kingdom)	133,452	$1,014,109

Marriott Vacations Worldwide Corp.	3,935	268,131

Mazda Motor Corp. (Japan)	16,900	268,301

MCBC Holdings, Inc. †	12,485	161,806

Mediaset SpA (Italy)	47,730	219,997

Men’s Wearhouse, Inc. (The)	7,303	310,524

Moncler SpA (Italy)	13,360	239,555

MSG Networks, Inc. †	232	16,736

National CineMedia, Inc.	19,591	262,911

News Corp. Class A †	87,800	1,108,036

Nexstar Broadcasting Group, Inc. Class A	4,329	204,978

Next PLC (United Kingdom)	2,097	242,023

NIKE, Inc. Class B	92,653	11,393,539

Nintendo Co., Ltd. (Japan)	2,800	473,037

Nippon Television Holdings, Inc. (Japan)	12,800	207,261

Nissan Motor Co., Ltd. (Japan)	41,800	385,039

Nitori Holdings Co., Ltd. (Japan)	500	39,373

Omnicom Group, Inc.	698	45,998

Oxford Industries, Inc.	4,842	357,727

Panasonic Corp. (Japan)	112,700	1,144,138

PayPal Holdings, Inc. †	2,455	76,203

Penn National Gaming, Inc. †	14,977	251,314

Peugeot SA (France) †	38,788	585,983

PGT, Inc. †	32,372	397,528

Pitney Bowes, Inc.	9,306	184,724

ProSiebenSat.1 Media SE (Germany)	4,004	196,075

Publicis Groupe SA (France)	8,827	603,062

Ralph Lauren Corp.	208	24,577

RE/MAX Holdings, Inc. Class A	9,926	357,137

Regal Entertainment Group Class A S	19,428	363,109

Sankyo Co., Ltd. (Japan)	500	17,820

Scotts Miracle-Gro Co. (The) Class A	6,448	392,167

Scripps Networks Interactive Class A	383	18,840

Secom Co., Ltd. (Japan)	500	30,130

Securitas AB Class B (Sweden)	60,831	743,892

Sequential Brands Group, Inc. † S	10,302	149,070

ServiceMaster Global Holdings, Inc. †	30,800	1,033,340

Shimamura Co., Ltd. (Japan)	3,400	366,910

Singapore Press Holdings, Ltd. (Singapore)	6,200	16,758

Sirius XM Holdings, Inc. †	1,083,000	4,050,420

Six Flags Entertainment Corp.	29,100	1,332,198

SJM Holdings, Ltd. (Hong Kong)	311,000	221,392

Smith & Wesson Holding Corp. †	22,757	383,911

Sohgo Security Services Co., Ltd. (Japan)	5,100	232,729

Sony Corp. (Japan) †	10,800	264,076

Sotheby’s Class A S	5,429	173,619

Sports Direct International PLC (United Kingdom) †	24,008	275,430

Steven Madden, Ltd. †	3,558	130,294

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (53.9%)* cont.	Shares	Value

Consumer cyclicals cont.
Swire Pacific, Ltd. Class A (Hong Kong)	3,500	$39,271

TABCORP Holdings, Ltd. (Australia)	41,706	137,142

Takashimaya Co., Ltd. (Japan)	3,000	24,341

Target Corp.	1,722	135,453

Tata Motors, Ltd. (India) †	37,069	169,188

Taylor Wimpey PLC (United Kingdom)	129,372	383,810

Thomson Reuters Corp. (Canada)	131	5,266

Thor Industries, Inc.	10,000	518,000

TiVo, Inc. †	11,500	99,590

Toppan Printing Co., Ltd. (Japan)	75,000	605,242

Toyota Industries Corp. (Japan)	4,300	204,963

Toyota Motor Corp. (Japan)	12,300	723,416

USS Co., Ltd. (Japan)	1,700	28,421

Vail Resorts, Inc.	1,480	154,926

Valeo SA (France)	4,245	574,861

Vantiv, Inc. Class A †	452	20,304

Verisk Analytics, Inc. Class A †	28,800	2,128,608

VF Corp.	915	62,412

Viacom, Inc. Class B	98,200	4,237,330

Vista Outdoor, Inc. †	2,613	116,096

Visteon Corp. †	3,437	347,962

Wal-Mart Stores, Inc.	533	34,560

Walt Disney Co. (The)	1,151	117,632

Wolters Kluwer NV (Netherlands)	17,193	530,093

Wolverine World Wide, Inc.	10,248	221,767

WPP PLC (United Kingdom)	31,028	646,153

Wyndham Worldwide Corp.	31,185	2,242,202

Yamaha Motor Co., Ltd. (Japan)	25,200	508,257

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	4,000	14,877

148,675,328
Consumer staples (4.6%)
Altria Group, Inc.	35,963	1,956,387

Anheuser-Busch InBev SA/NV (Belgium)	3,860	409,986

Associated British Foods PLC (United Kingdom)	10,093	511,524

Avis Budget Group, Inc. †	9,235	403,385

Avon Products, Inc.	14,819	48,162

Barrett Business Services, Inc.	2,139	91,827

Barry Callebaut AG (Switzerland)	590	642,773

Beacon Roofing Supply, Inc. †	8,886	288,706

Benesse Holdings, Inc. (Japan)	700	18,765

Bloomin’ Brands, Inc.	16,974	308,587

Bright Horizons Family Solutions, Inc. †	3,608	231,778

Brinker International, Inc.	6,824	359,420

British American Tobacco PLC (United Kingdom)	12,871	711,337

Buffalo Wild Wings, Inc. †	480	92,846

Bunge, Ltd.	123,645	9,063,179

Cal-Maine Foods, Inc. S	5,427	296,368

Capita PLC (United Kingdom)	4,406	80,023

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value

Consumer staples cont.
Chipotle Mexican Grill, Inc. †	15	$10,804

Church & Dwight Co., Inc.	276	23,156

Coca-Cola Amatil, Ltd. (Australia)	45,410	287,732

Coca-Cola Enterprises, Inc.	60,300	2,915,505

Coca-Cola HBC AG (Switzerland)	15,398	326,501

Colgate-Palmolive Co.	21,158	1,342,687

Colruyt SA (Belgium)	2,123	102,189

ConAgra Foods, Inc.	91,300	3,698,563

Costco Wholesale Corp.	953	137,775

Coty, Inc. Class A †	28,720	777,163

CVS Health Corp.	149,146	14,389,606

Delivery Hero Holding GmbH (acquired 6/12/15, cost $123,232)
(Private) (Germany) † ∆∆ F	16	110,120

Distribuidora Internacional de Alimentacion SA (Spain)	61,011	368,759

Dr. Pepper Snapple Group, Inc.	103,655	8,193,928

Empire Co., Ltd. Class A (Canada)	54	1,111

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ∆∆ F	1	1

Farmer Bros. Co. †	3,782	103,060

George Weston, Ltd. (Canada)	16	1,294

Global Fashion Holding SA (acquired 8/2/13, cost $21,942) (Private)
(Brazil) † ∆∆ F	518	13,491

Grand Canyon Education, Inc. †	8,473	321,889

Groupon, Inc. †	29,653	96,669

Henkel AG & Co. KGaA (Preference) (Germany)	5,157	529,860

Imperial Tobacco Group PLC (United Kingdom)	20,350	1,053,279

ITOCHU Corp. (Japan)	42,200	447,607

ITT Educational Services, Inc. † S	4,769	16,358

J Sainsbury PLC (United Kingdom)	135,832	537,592

Japan Tobacco, Inc. (Japan)	27,100	843,022

John B. Sanfilippo & Son, Inc.	9,654	494,864

Kao Corp. (Japan)	24,300	1,104,029

Kerry Group PLC Class A (Ireland)	10,332	776,935

Kforce, Inc.	12,834	337,278

Koninklijke Ahold NV (Netherlands)	67,052	1,308,681

Korn/Ferry International	7,023	232,251

Kroger Co. (The)	131,200	4,732,384

Lawson, Inc. (Japan)	700	51,765

Liberty Ventures Ser. A †	67,300	2,715,555

Loblaw Cos., Ltd. (Canada)	79	4,068

McDonald’s Corp.	1,561	153,805

METRO AG (Germany)	10,215	281,798

Metro, Inc. (Canada)	93	2,534

Molson Coors Brewing Co. Class B	2,100	174,342

Mondelez International, Inc. Class A	39,800	1,666,426

Monster Worldwide, Inc. † S	65,318	419,342

Nestle SA (Switzerland)	29,206	2,199,402

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

Dynamic Asset Allocation Balanced Fund 33

COMMON STOCKS (53.9%)* cont.	Shares	Value

Consumer staples cont.
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1)
(Private) (Brazil) † ∆∆ F	1	$1

Nissin Food Products Co., Ltd. (Japan)	700	32,279

Nomad Foods, Ltd. (United Kingdom) †	1,587	24,999

Nutraceutical International Corp. †	4,702	111,014

On Assignment, Inc. †	10,932	403,391

Papa John’s International, Inc.	3,247	222,355

Paylocity Holding Corp. †	2,732	81,933

PepsiCo, Inc.	73,500	6,931,050

Philip Morris International, Inc.	4,504	357,302

Pinnacle Foods, Inc.	48,105	2,014,637

Rakuten, Inc. (Japan)	13,800	176,982

Reckitt Benckiser Group PLC (United Kingdom)	8,179	742,417

Recruit Holdings Co., Ltd. (Japan)	2,800	84,226

Reynolds American, Inc.	1,700	75,259

SABMiller PLC (United Kingdom)	5,587	316,595

Sally Beauty Holdings, Inc. †	9,665	229,544

Saputo, Inc. (Canada)	92	2,020

Seven & i Holdings Co., Ltd. (Japan)	3,700	169,525

Shiseido Co., Ltd. (Japan)	6,700	146,842

Shutterfly, Inc. †	1,464	52,338

Sodexo SA (France)	719	59,637

Sonic Corp.	10,465	240,172

SpartanNash Co.	10,851	280,498

Swedish Match AB (Sweden)	25,134	760,892

Tate & Lyle PLC (United Kingdom)	2,013	17,977

Team Health Holdings, Inc. †	2,255	121,838

TrueBlue, Inc. †	13,456	302,356

Tupperware Brands Corp.	185	9,156

Uni-President Enterprises Corp. (Taiwan)	149,000	257,930

Unilever NV ADR (Netherlands)	17,238	693,731

Unilever PLC (United Kingdom)	14,276	581,540

WH Group, Ltd. 144A (Hong Kong) †	1,135,562	565,683

Wilmar International, Ltd. (Singapore)	15,400	27,913

WM Morrison Supermarkets PLC (United Kingdom)	16,917	42,619

Wolseley PLC (United Kingdom)	8,235	481,741

Woolworths, Ltd. (Australia)	10,728	187,595

Zalando SE (Germany) †	1,525	50,510

85,676,731
Energy (3.5%)
BG Group PLC (United Kingdom)	30,967	446,536

BP PLC (United Kingdom)	317,267	1,608,123

Callon Petroleum Co. †	48,423	353,004

Cameron International Corp. †	101,500	6,223,980

Connacher Oil and Gas, Ltd. (Canada) †	3,341	1,403

CVR Energy, Inc. S	22,100	907,205

Delek US Holdings, Inc.	7,736	214,287

Diamondback Energy, Inc. †	1,470	94,962

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value

Energy cont.
EnCana Corp. (Canada)	17,400	$112,002

EP Energy Corp. Class A † S	17,386	89,538

Exxon Mobil Corp.	8,074	600,302

Ezion Holdings, Ltd. (Singapore) S	306,000	140,834

Genel Energy PLC (United Kingdom) †	39,781	167,336

Gulfport Energy Corp. †	4,294	127,446

Hess Corp.	7,200	360,432

HollyFrontier Corp.	708	34,579

Imperial Oil, Ltd. (Canada)	390	12,356

Lone Pine Resources Canada, Ltd. (Canada) † F	12,473	499

Lone Pine Resources, Inc. Class A (Canada) † F	12,473	499

National Oilwell Varco, Inc.	1,296	48,794

Northern Oil and Gas, Inc. † S	27,997	123,747

Occidental Petroleum Corp.	186,700	12,350,205

OMV AG (Austria)	55,436	1,347,587

Pacific Ethanol, Inc. † S	20,794	134,953

Questar Corp.	25,400	493,014

Repsol YPF SA (Spain)	35,270	410,991

REX American Resources Corp. †	4,786	242,267

Royal Dutch Shell PLC Class A (United Kingdom)	39,849	939,707

Royal Dutch Shell PLC Class A (United Kingdom)	31,544	749,035

Royal Dutch Shell PLC Class B (United Kingdom)	36,204	858,746

Schlumberger, Ltd.	191,276	13,192,306

SM Energy Co.	4,445	142,418

Spectra Energy Corp.	2,418	63,521

Statoil ASA (Norway)	98,604	1,438,331

Stone Energy Corp. †	7,091	35,171

Suncor Energy, Inc. (Canada)	21,132	565,156

Superior Energy Services, Inc.	167,700	2,118,051

Tesoro Corp.	25,300	2,460,172

Total SA (France)	36,659	1,652,774

TransCanada Corp. (Canada)	687	21,725

Valero Energy Corp.	202,700	12,182,270

Vestas Wind Systems A/S (Denmark)	23,014	1,199,408

Whiting Petroleum Corp. †	6,783	103,576

Woodside Petroleum, Ltd. (Australia)	27,309	558,371

64,927,619
Financials (10.3%)
3i Group PLC (United Kingdom)	180,218	1,274,718

Access National Corp.	6,024	122,709

ACE, Ltd.	2,139	221,173

Admiral Group PLC (United Kingdom)	13,157	299,540

AG Mortgage Investment Trust, Inc. R	3,508	53,392

Ageas (Belgium)	23,012	944,622

Agree Realty Corp. R	6,312	188,413

AIA Group, Ltd. (Hong Kong)	145,600	758,073

Alexandria Real Estate Equities, Inc. R	188	15,918

Allianz SE (Germany)	8,688	1,361,717

Dynamic Asset Allocation Balanced Fund 35

COMMON STOCKS (53.9%)* cont.	Shares	Value

Financials cont.
Allied World Assurance Co. Holdings AG	31,286	$1,194,187

Allstate Corp. (The)	105,100	6,121,024

American Campus Communities, Inc. R	388	14,061

American Capital Agency Corp. R	130,326	2,437,096

American Equity Investment Life Holding Co. S	13,987	326,037

American Financial Group, Inc.	9,100	627,081

American International Group, Inc.	7,600	431,832

Amtrust Financial Services, Inc.	7,688	484,190

Annaly Capital Management, Inc. R	300,000	2,961,000

Aozora Bank, Ltd. (Japan)	10,000	34,767

Apollo Commercial Real Estate Finance, Inc. R	9,365	147,124

Apollo Residential Mortgage, Inc. R	15,540	196,736

Arbor Realty Trust, Inc. R	35,704	227,077

Arlington Asset Investment Corp. Class A	4,063	57,085

ARMOUR Residential REIT, Inc. R	2,337	46,833

Ashford Hospitality Prime, Inc. R	891	12,501

Ashford Hospitality Trust, Inc. R	21,811	133,047

Aspen Insurance Holdings, Ltd.	13,200	613,404

AXA SA (France)	58,191	1,412,712

Axis Bank, Ltd. (India)	36,999	280,383

Axis Capital Holdings, Ltd.	308	16,546

Banco de Sabadell SA (Spain)	72,910	133,926

Banco Latinoamericano de Exportaciones SA Class E (Panama)	13,973	323,475

Banco Santander SA (Spain)	108,249	576,392

Bank Hapoalim BM (Israel)	44,763	225,332

Bank Leumi Le-Israel BM (Israel) †	3,156	11,788

Bank of America Corp.	1,057,800	16,480,524

Bank of East Asia, Ltd. (BEA) (The) (Hong Kong)	9,200	31,038

Bank of Ireland (Ireland) †	1,318,732	513,379

Bank of New York Mellon Corp. (The)	173,200	6,780,780

Bank of Queensland, Ltd. (Australia)	36,855	301,351

Barclays PLC (United Kingdom)	143,128	529,152

BB&T Corp.	2,125	75,650

Berkshire Hathaway, Inc. Class B †	1,244	162,218

BNP Paribas SA/New York, NY (France)	34,580	2,036,269

BOC Hong Kong Holdings, Ltd. (Hong Kong)	13,000	38,456

BofI Holding, Inc. †	2,251	289,996

British Land Company PLC (United Kingdom) R	5,896	74,964

Brixmor Property Group, Inc. R	29,621	695,501

Broadridge Financial Solutions, Inc.	17,700	979,695

Campus Crest Communities, Inc. R	29,005	154,307

Capital One Financial Corp.	1,599	115,959

Cardinal Financial Corp.	11,671	268,550

Cardtronics, Inc. †	7,677	251,038

CBL & Associates Properties, Inc. R	7,978	109,698

CBRE Group, Inc. Class A †	252,900	8,092,800

Challenger, Ltd. (Australia)	138,569	696,646

Chimera Investment Corp. R	45,100	602,987

36 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value

Financials cont.
Chubb Corp. (The)	234	$28,700

Citizens & Northern Corp.	7,521	146,810

CNO Financial Group, Inc.	14,890	280,081

CNP Assurances (France)	62,125	862,822

Commonwealth Bank of Australia (Australia)	96	4,940

Communications Sales & Leasing, Inc. R	21,968	393,227

CoreLogic, Inc. †	22,600	841,398

Credicorp, Ltd. (Peru)	900	95,724

Credit Agricole SA (France)	77,951	894,410

Credit Suisse Group AG (Switzerland)	30,002	721,779

Cullen/Frost Bankers, Inc.	191	12,144

Customers Bancorp, Inc. †	15,737	404,441

CYS Investments, Inc. R	11,354	82,430

Daiwa Securities Group, Inc. (Japan)	25,000	162,021

Deutsche Bank AG (Germany)	17,645	474,363

Dewan Housing Finance Corp., Ltd. (India)	19,258	64,831

Dexus Property Group (Australia) R	107,103	538,509

Direct Line Insurance Group PLC (United Kingdom)	13,777	78,299

DNB ASA (Norway)	9,291	121,080

Dubai Islamic Bank PJSC (United Arab Emirates)	54,379	99,676

East West Bancorp, Inc.	4,239	162,862

Employers Holdings, Inc.	18,721	417,291

Encore Capital Group, Inc. † S	8,171	302,327

EPR Properties R	3,299	170,129

Equity Lifestyle Properties, Inc. R	9,700	568,129

Essent Group, Ltd. (Bermuda) †	5,116	127,133

Eurazeo SA (France)	5,163	343,554

Everest Re Group, Ltd.	128	22,188

Farmers Capital Bank Corp. †	5,421	134,712

FCB Financial Holdings, Inc. Class A †	11,621	379,077

Federal Agricultural Mortgage Corp. Class C	5,413	140,359

Federated National Holding Co.	18,275	438,966

Financial Institutions, Inc.	7,745	191,921

First Community Bancshares, Inc.	7,281	130,330

First Industrial Realty Trust R	7,121	149,185

First NBC Bank Holding Co. † S	8,342	292,304

FirstMerit Corp.	9,066	160,196

Flushing Financial Corp.	7,652	153,193

Foxtons Group PLC (United Kingdom)	84,702	304,594

General Growth Properties R	257,300	6,682,081

Genworth Financial, Inc. Class A †	298,324	1,378,257

Gjensidige Forsikring ASA (Norway)	2,713	36,579

Goldman Sachs Group, Inc. (The)	3,854	669,671

Grupo Financiero Banorte SAB de CV (Mexico)	22,000	107,912

Hang Lung Group, Ltd. (Hong Kong)	44,000	149,701

Hang Seng Bank, Ltd. (Hong Kong)	2,700	48,734

Hanmi Financial Corp.	15,081	380,041

Hannover Rueckversicherung AG (Germany)	550	56,231

Dynamic Asset Allocation Balanced Fund 37

COMMON STOCKS (53.9%)* cont.	Shares	Value

Financials cont.
HCI Group, Inc.	7,911	$306,709

HCP, Inc. R	1,345	50,101

Heartland Financial USA, Inc.	5,203	188,817

Heritage Insurance Holdings, Inc. †	18,477	364,551

Hersha Hospitality Trust R	6,150	139,359

Hibernia REIT PLC (Ireland) R	411,742	583,187

Home Capital Group, Inc. (Canada) S	16,400	393,625

Horizon Bancorp	5,959	141,526

HSBC Holdings PLC (United Kingdom)	193,111	1,460,844

Hysan Development Co., Ltd. (Hong Kong)	8,000	33,405

ING Groep NV GDR (Netherlands)	67,326	955,739

Intact Financial Corp. (Canada)	4,077	286,322

Invesco Mortgage Capital, Inc. R	5,807	71,078

Investor AB Class B (Sweden)	26,349	906,875

Investors Real Estate Trust R	16,055	124,266

Israel Corp, Ltd. (The) (Israel)	22	5,285

Japan Hotel REIT Investment Corp (Japan) R	571	364,439

Japan Prime Realty Investment Corp. (Japan) R	7	22,725

Japan Retail Fund Investment Corp. (Japan) R	20	38,760

Jones Lang LaSalle, Inc.	22,400	3,220,448

JPMorgan Chase & Co.	311,217	18,974,900

Kennedy-Wilson Holdings, Inc.	9,049	200,616

Kerry Properties, Ltd. (Hong Kong)	175,500	482,359

KKR & Co. LP	8,700	145,986

Lexington Realty Trust R	31,910	258,471

Lloyds Banking Group PLC (United Kingdom)	132,998	151,614

LTC Properties, Inc. R	8,361	356,764

Maiden Holdings, Ltd. (Bermuda)	12,865	178,566

MainSource Financial Group, Inc.	11,542	234,995

Meta Financial Group, Inc.	4,269	178,316

Metro Bank PLC (acquired 1/15/14, cost $145,960) (Private)
(United Kingdom) † ∆∆ F	6,857	165,707

MFA Financial, Inc. R	147,333	1,003,338

Mitsubishi Estate Co., Ltd. (Japan)	7,000	143,467

Mitsubishi UFJ Financial Group, Inc. (Japan)	152,800	923,501

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	155,700	687,671

Mitsui Fudosan Co., Ltd. (Japan)	8,000	220,006

Mizrahi Tefahot Bank, Ltd. (Israel)	875	10,347

Mizuho Financial Group, Inc. (Japan)	1,028,000	1,930,952

Morgan Stanley	291,600	9,185,400

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	2,619	487,908

Nasdaq, Inc.	109	5,813

National Health Investors, Inc. R	7,782	447,387

Natixis SA (France)	57,972	320,307

Nelnet, Inc. Class A	8,869	306,956

New World Development Co., Ltd. (Hong Kong)	736,000	716,201

NN Group NV (Netherlands)	17,431	500,026

38 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value

Financials cont.
Nomura Real Estate Holdings, Inc. (Japan)	7,200	$145,173

Northern Trust Corp.	536	36,534

One Liberty Properties, Inc. R	7,651	163,196

Oppenheimer Holdings, Inc. Class A	7,968	159,440

Opus Bank	6,909	264,200

ORIX Corp. (Japan)	75,600	977,907

Pacific Premier Bancorp, Inc. †	7,236	147,036

PacWest Bancorp	3,098	132,625

PartnerRe, Ltd.	160	22,221

Partners Group Holding AG (Switzerland)	132	44,848

Peoples Bancorp, Inc.	7,001	145,551

Permanent TSB Group Holdings PLC (Ireland) †	114,616	609,415

Persimmon PLC (United Kingdom)	24,547	747,934

PNC Financial Services Group, Inc.	1,193	106,416

Popular, Inc. (Puerto Rico) †	50,460	1,525,406

Post Properties, Inc. R	2,831	165,019

PRA Group, Inc. †	7,730	409,072

Prudential Financial, Inc.	124,800	9,511,008

Prudential PLC (United Kingdom)	46,080	974,157

Public Storage R	264	55,870

Ramco-Gershenson Properties Trust R	9,383	140,839

Regions Financial Corp.	435,700	3,925,657

Regus PLC (United Kingdom)	70,563	327,977

Reinsurance Group of America, Inc.	10,000	905,900

RenaissanceRe Holdings, Ltd.	141	14,991

Renasant Corp.	6,372	209,320

Republic Bancorp, Inc. Class A	4,627	113,593

Resona Holdings, Inc. (Japan)	287,000	1,466,346

RioCan Real Estate Investment Trust (Canada) R	3,927	74,950

Sampo Oyj (Finland)	1,021	49,517

SBI Holdings, Inc. (Japan)	52,000	588,124

Scentre Group (Australia) R	84,668	232,396

SCOR SE (France)	7,993	287,089

Select Income REIT R	5,889	111,950

Seven Bank, Ltd. (Japan)	6,000	26,097

Shinsei Bank, Ltd. (Japan)	171,000	353,219

Skandinaviska Enskilda Banken AB (Sweden)	79,552	850,203

Societe Generale SA (France)	19,831	887,081

Spirit Realty Capital, Inc. R	1,384	12,650

St James’s Place PLC (United Kingdom)	15,179	195,406

Starwood Property Trust, Inc. R	790	16,211

State Street Corp.	167,200	11,237,512

Sumitomo Mitsui Financial Group, Inc. (Japan)	56,000	2,131,780

Sumitomo Realty & Development Co., Ltd. (Japan)	10,000	319,425

Sumitomo Warehouse Co., Ltd. (The) (Japan)	65,000	314,929

Summit Hotel Properties, Inc. R	20,205	235,792

Sun Hung Kai Properties, Ltd. (Hong Kong)	3,000	39,102

Swiss Life Holding AG (Switzerland)	2,742	613,019

Dynamic Asset Allocation Balanced Fund 39

COMMON STOCKS (53.9%)* cont.	Shares	Value

Financials cont.
Swiss Re AG (Switzerland)	20,605	$1,771,192

Symetra Financial Corp.	12,938	409,358

Synchrony Financial †	484	15,149

Talmer Bancorp, Inc. Class A	12,906	214,885

Taubman Centers, Inc. R	205	14,161

Travelers Cos., Inc. (The)	952	94,753

Tryg A/S (Denmark)	1,910	37,173

Two Harbors Investment Corp. R	284,900	2,512,818

UBS Group AG (Switzerland)	54,243	1,005,183

Unifin Financiera SAPI de CV SOFOM ENR (Mexico) †	38,900	86,660

United Community Banks, Inc.	7,709	157,572

United Insurance Holdings Corp.	26,394	347,081

United Urban Investment Corp. (Japan) R	22	29,429

Universal Health Realty Income Trust R	1,954	91,721

Validus Holdings, Ltd.	15,300	689,571

Virgin Money Holdings UK PLC (United Kingdom) †	87,127	510,259

Visa, Inc. Class A	2,195	152,904

Voya Financial, Inc.	60,100	2,330,077

Wells Fargo & Co.	91,417	4,694,263

Welltower, Inc. R	647	43,815

Wheelock and Co., Ltd. (Hong Kong)	234,000	1,018,117

Woori Bank (South Korea)	16,999	134,461

XL Group PLC	976	35,448

Zurich Insurance Group AG (Switzerland)	263	64,703

190,332,702
Health care (7.7%)
Abbott Laboratories	2,420	97,332

ACADIA Pharmaceuticals, Inc. †	5,697	188,400

Accuray, Inc. † S	15,492	77,383

Aetna, Inc.	33,900	3,708,999

Alere, Inc. †	14,055	676,748

Alkermes PLC †	1,547	90,762

Allergan PLC †	1,300	353,353

AMAG Pharmaceuticals, Inc. † S	20,081	797,818

AmerisourceBergen Corp.	115,116	10,934,869

Amgen, Inc.	73,100	10,111,192

AmSurg Corp. †	5,266	409,221

Anacor Pharmaceuticals, Inc. †	651	76,629

Anthem, Inc.	75,500	10,570,000

Applied Genetic Technologies Corp. †	5,311	69,787

Aratana Therapeutics, Inc. †	9,858	83,399

Ardelyx, Inc. † S	14,548	251,389

ARIAD Pharmaceuticals, Inc. †	57,874	337,984

Asaleo Care, Ltd. (Australia)	45,392	57,187

Astellas Pharma, Inc. (Japan)	125,100	1,624,059

AstraZeneca PLC (United Kingdom)	34,765	2,206,303

AtriCure, Inc. †	6,904	151,267

aTyr Pharma, Inc. † S	4,503	46,201

40 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value

Health care cont.
Aurobindo Pharma, Ltd. (India)	15,717	$184,704

Bayer AG (Germany)	4,085	522,097

Biospecifics Technologies Corp. †	2,993	130,315

C.R. Bard, Inc.	27,839	5,186,684

Carbylan Therapeutics, Inc. †	2,777	9,914

Cardinal Health, Inc.	74,685	5,737,302

Cardiome Pharma Corp. (Canada) †	61,433	518,495

Catalent, Inc. †	4,997	121,427

Celesio AG (Germany)	3,891	109,217

Celgene Corp. †	1,500	162,255

Celldex Therapeutics, Inc. †	6,342	66,845

Centene Corp. †	65,860	3,571,588

Cepheid †	1,754	79,281

Charles River Laboratories International, Inc. †	15,800	1,003,616

Chemed Corp.	5,623	750,502

Chiasma, Inc. †	1,227	24,393

Chimerix, Inc. †	2,041	77,966

China Biologic Products, Inc. (China) †	1,000	89,820

Cochlear, Ltd. (Australia)	98	5,751

Conmed Corp.	5,777	275,794

CSL, Ltd. (Australia)	243	15,312

DaVita HealthCare Partners, Inc. †	605	43,760

Depomed, Inc. †	4,419	83,298

DexCom, Inc. †	3,780	324,551

Dyax Corp. †	7,311	139,567

Dynavax Technologies Corp. †	9,806	240,639

Eagle Pharmaceuticals, Inc. † S	2,072	153,390

Edwards Lifesciences Corp. †	384	54,593

Eli Lilly & Co.	1,926	161,187

Emergent BioSolutions, Inc. †	9,426	268,547

Enanta Pharmaceuticals, Inc. † S	3,737	135,055

Entellus Medical, Inc. †	4,226	76,153

Exact Sciences Corp. † S	2,632	47,350

FivePrime Therapeutics, Inc. †	3,951	60,806

Gilead Sciences, Inc.	156,900	15,406,011

GlaxoSmithKline PLC (United Kingdom)	59,538	1,141,327

Globus Medical, Inc. Class A †	6,877	142,079

Greatbatch, Inc. †	8,751	493,731

Grifols SA ADR (Spain)	6,461	196,414

Halozyme Therapeutics, Inc. † S	4,635	62,248

Health Net, Inc. †	7,133	429,549

HealthEquity, Inc. †	6,778	200,290

Healthscope, Ltd. (Australia)	2,430	4,358

HealthSouth Corp.	9,350	358,760

Hill-Rom Holdings, Inc.	7,441	386,858

Hologic, Inc. †	22,700	888,251

Hua Han Bio-Pharmaceutical Holdings, Ltd. (China) S	1,054,000	130,205

ICU Medical, Inc. †	6,441	705,290

Dynamic Asset Allocation Balanced Fund 41

COMMON STOCKS (53.9%)* cont.	Shares	Value

Health care cont.
Immune Design Corp. †	4,648	$56,706

Impax Laboratories, Inc. †	2,026	71,335

Infinity Pharmaceuticals, Inc. †	6,610	55,855

Inotek Pharmaceuticals Corp. † S	6,976	65,574

Insulet Corp. †	2,845	73,714

Insys Therapeutics, Inc. † S	8,257	234,994

Isis Pharmaceuticals, Inc. † S	1,772	71,624

Jazz Pharmaceuticals PLC †	7,903	1,049,597

Johnson & Johnson	2,132	199,022

Kindred Healthcare, Inc.	9,401	148,066

Lannett Co., Inc. † S	12,129	503,596

Ligand Pharmaceuticals, Inc. †	1,325	113,486

Medicines Co. (The) †	2,206	83,740

Medipal Holdings Corp. (Japan)	86,500	1,377,855

Mednax, Inc. †	294	22,576

Merck & Co., Inc.	165,530	8,175,527

Merck KGaA (Germany)	5,456	483,023

Merrimack Pharmaceuticals, Inc. † S	16,589	141,172

MiMedx Group, Inc. † S	15,045	145,184

Mitsubishi Tanabe Pharma Corp. (Japan)	600	10,561

Molina Healthcare, Inc. †	1,042	71,742

Myriad Genetics, Inc. †	2,987	111,953

Neurocrine Biosciences, Inc. †	6,919	275,307

Novartis AG (Switzerland)	30,790	2,836,213

Novavax, Inc. †	8,220	58,115

Novo Nordisk A/S Class B (Denmark)	23,507	1,265,247

Omega Healthcare Investors, Inc. R	12,548	441,062

OncoMed Pharmaceuticals, Inc. †	3,350	55,577

Ophthotech Corp. †	3,791	153,611

OraSure Technologies, Inc. †	26,937	119,600

Otsuka Holdings Company, Ltd. (Japan)	6,100	196,057

Pfizer, Inc.	566,677	17,799,325

Portola Pharmaceuticals, Inc. †	2,100	89,502

POZEN, Inc. † S	42,250	246,529

Prestige Brands Holdings, Inc. †	4,512	203,762

Prothena Corp. PLC (Ireland) †	8,416	381,581

Providence Service Corp. (The) †	5,495	239,472

PTC Therapeutics, Inc. †	3,372	90,032

RadNet, Inc. †	22,002	122,111

Ramsay Health Care, Ltd. (Australia)	136	5,598

Repligen Corp. †	9,841	274,072

Retrophin, Inc. †	5,111	103,549

Roche Holding AG-Genusschein (Switzerland)	7,269	1,921,589

Rockwell Medical, Inc. † S	28,632	220,753

Ryman Healthcare, Ltd. (New Zealand)	896	4,194

Sage Therapeutics, Inc. †	1,743	73,764

Sanofi (France)	36,733	3,499,393

Select Medical Holdings Corp.	24,337	262,596

42 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value

Health care cont.
Shimadzu Corp. (Japan)	1,000	$14,451

Shionogi & Co., Ltd. (Japan)	13,600	488,857

Shire PLC (United Kingdom)	14,505	990,024

Sientra, Inc. †	1,738	17,641

Sonic Healthcare, Ltd. (Australia)	425	5,456

Spectranetics Corp. (The) †	7,263	85,631

STAAR Surgical Co. †	12,593	97,722

Steris Corp. S	2,039	132,474

Sucampo Pharmaceuticals, Inc. Class A †	9,925	197,210

Supernus Pharmaceuticals, Inc. †	6,880	96,526

Surgical Care Affiliates, Inc. †	10,209	333,732

Suzuken Co., Ltd. (Japan)	26,400	882,213

Takeda Pharmaceutical Co., Ltd. (Japan)	900	39,669

TESARO, Inc. †	5,095	204,310

Teva Pharmaceutical Industries, Ltd. (acquired 3/3/14, cost $35,826)
(Israel) ∆∆	725	40,993

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	11,270	636,304

Threshold Pharmaceuticals, Inc. †	17,912	72,902

TransEnterix, Inc. † S	45,334	102,455

Trevena, Inc. †	9,039	93,554

Triple-S Management Corp. Class B (Puerto Rico) †	6,619	117,884

UCB SA (Belgium)	3,641	284,972

uniQure NV (Netherlands) †	4,625	94,581

United Therapeutics Corp. †	20,700	2,716,668

Valeant Pharmaceuticals International, Inc. †	143	25,525

WellCare Health Plans, Inc. †	2,867	247,078

West Pharmaceutical Services, Inc.	7,662	414,667

William Demant Holding A/S (Denmark) †	1,444	120,220

Zeltiq Aesthetics, Inc. †	7,522	240,930

Zoetis, Inc.	108,800	4,480,384

141,378,373
Miscellaneous (—%)
Orica, Ltd. (Australia)	12,409	131,442

131,442
Technology (8.8%)
A10 Networks, Inc. †	33,391	200,012

Accenture PLC Class A	1,367	134,321

Advanced Energy Industries, Inc. †	14,587	383,638

Agilent Technologies, Inc.	116,100	3,985,713

Alcatel-Lucent (France) †	143,424	528,033

Alibaba Group Holding, Ltd. ADR (China) † S	1,600	94,352

Ambarella, Inc. † S	2,701	156,091

Amdocs, Ltd.	65,400	3,719,952

Analog Devices, Inc.	65,386	3,688,424

Apigee Corp. † S	8,982	94,760

Apple, Inc.	319,112	35,198,054

Applied Micro Circuits Corp. †	33,870	179,850

ASM Pacific Technology, Ltd. (Hong Kong)	700	4,622

Aspen Technology, Inc. †	4,349	164,871

Dynamic Asset Allocation Balanced Fund 43

COMMON STOCKS (53.9%)* cont.	Shares	Value

Technology cont.
AtoS (France)	2,635	$202,366

AVG Technologies NV (Netherlands) †	15,270	332,123

Barracuda Networks, Inc. † S	5,745	89,507

Blackbaud, Inc.	3,927	220,383

Broadcom Corp. Class A	1,981	101,883

Brocade Communications Systems, Inc.	23,583	244,792

CACI International, Inc. Class A †	1,838	135,957

Casetek Holdings, Ltd. (Taiwan)	41,000	175,793

Cavium, Inc. †	2,023	124,152

Ceva, Inc. †	11,793	218,996

Cirrus Logic, Inc. †	5,291	166,719

Cisco Systems, Inc.	5,945	156,056

Computer Sciences Corp.	96,019	5,893,646

Constant Contact, Inc. †	4,148	100,548

Cornerstone OnDemand, Inc. †	4,206	138,798

CSG Systems International, Inc.	10,354	318,903

Cypress Semiconductor Corp. †	35,270	300,500

DSP Group, Inc. †	27,348	249,140

Dun & Bradstreet Corp. (The)	3,200	336,000

eBay, Inc. †	465,255	11,370,832

EMC Corp.	246,678	5,959,740

EnerSys	8,261	442,624

Engility Holdings, Inc.	10,665	274,944

Fairchild Semiconductor International, Inc. † S	7,126	100,049

Fidelity National Information Services, Inc.	465	31,192

Fiserv, Inc. †	564	48,848

Fortinet, Inc. †	8,200	348,336

Fujitsu, Ltd. (Japan)	94,000	409,924

Genpact, Ltd. †	20,300	479,283

Gentex Corp.	1,053	16,322

Gigamon, Inc. †	2,676	53,547

Glu Mobile, Inc. † S	45,053	196,882

Google, Inc. Class A †	28,413	18,138,007

GungHo Online Entertainment, Inc. (Japan) S	194,300	576,405

Himax Technologies, Inc. ADR (Taiwan) S	19,000	151,430

Hon Hai Precision Industry Co., Ltd. (Taiwan)	205,000	532,851

Hoya Corp. (Japan)	37,300	1,225,666

Ibiden Co., Ltd. (Japan)	20,900	275,028

inContact, Inc. †	22,061	165,678

Infineon Technologies AG (Germany)	70,587	793,263

Integrated Device Technology, Inc. †	4,402	89,361

Intersil Corp. Class A	14,971	175,161

Intuit, Inc.	65,315	5,796,706

Itochu Techno-Solutions Corp. (Japan)	400	8,548

Ixia †	31,614	458,087

Jabil Circuit, Inc.	12,051	269,581

Japan Display, Inc. (Japan) †	26,100	75,246

L-3 Communications Holdings, Inc.	59,248	6,192,601

44 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value

Technology cont.
Lattice Semiconductor Corp. †	46,432	$178,763

Leidos Holdings, Inc.	74,600	3,081,726

Lenovo Group, Ltd. (China)	312,000	264,919

Lexmark International, Inc. Class A	3,753	108,762

Linear Technology Corp.	402	16,221

Manhattan Associates, Inc. †	3,213	200,170

Marvell Technology Group, Ltd.	236,700	2,142,135

Maxim Integrated Products, Inc.	110,817	3,701,288

MAXIMUS, Inc.	2,623	156,226

MediaTek, Inc. (Taiwan)	14,000	104,477

Mellanox Technologies, Ltd. (Israel) †	3,949	149,233

Mentor Graphics Corp.	19,858	489,103

Microsemi Corp. †	4,535	148,839

Microsoft Corp.	52,488	2,323,119

MobileIron, Inc. † S	13,341	41,357

Monolithic Power Systems, Inc.	2,605	133,376

Motorola Solutions, Inc.	112	7,659

MTS Systems Corp.	1,784	107,236

Murata Manufacturing Co., Ltd. (Japan)	7,500	974,011

NetApp, Inc.	1,127	33,359

Netscout Systems, Inc. †	1,620	57,299

Nexon Co., Ltd. (Japan)	22,600	302,700

Nimble Storage, Inc. † S	3,766	90,836

Nomura Research Institute, Ltd. (Japan)	550	21,189

ON Semiconductor Corp. †	34,328	322,683

Open Text Corp. (Canada)	190	8,508

Oracle Corp.	373,820	13,502,378

Otsuka Corp. (Japan)	3,600	175,763

Paychex, Inc.	1,184	56,394

Perficient, Inc. †	11,685	180,300

Plexus Corp. †	8,769	338,308

Power Integrations, Inc.	3,120	131,570

Proofpoint, Inc. † S	3,108	187,475

PROS Holdings, Inc. †	4,754	105,254

QAD, Inc. Class A	8,522	218,163

Qlik Technologies, Inc. †	3,695	134,683

QLogic Corp. †	48,853	500,743

Qualys, Inc. †	2,269	64,576

Quantum Corp. † S	89,950	62,722

Rackspace Hosting, Inc. †	6,159	152,004

RIB Software AG (Germany) S	12,216	191,969

Rovi Corp. †	9,306	97,620

Sage Group PLC (The) (United Kingdom)	1,945	14,717

Samsung Electronics Co., Ltd. (South Korea)	538	517,393

Sanmina Corp. †	8,470	181,004

Sartorius AG (Preference) (Germany)	695	165,495

Semtech Corp. †	4,674	70,577

Silergy Corp. (China)	29,181	286,865

Dynamic Asset Allocation Balanced Fund 45

COMMON STOCKS (53.9%)* cont.	Shares	Value

Technology cont.
Silicon Laboratories, Inc. †	1,753	$72,820

Skyworth Digital Holdings, Ltd. (China)	344,000	234,806

SolarWinds, Inc. †	62,200	2,440,728

SS&C Technologies Holdings, Inc.	3,120	218,525

Sumco Corp. (Japan)	8,300	74,498

Symantec Corp.	220,365	4,290,507

Synaptics, Inc. †	4,728	389,871

Synchronoss Technologies, Inc. †	4,073	133,594

SYNNEX Corp.	3,661	311,405

TDK Corp. (Japan)	4,600	261,650

Tech Data Corp. †	3,326	227,831

Tencent Holdings, Ltd. (China)	13,500	227,050

Teradyne, Inc.	135,300	2,436,753

Tyler Technologies, Inc. †	1,985	296,380

Veeva Systems, Inc. Class A † S	5,504	128,849

VeriFone Systems, Inc. †	5,262	145,915

Verint Systems, Inc. †	3,987	172,039

Web.com Group, Inc. †	12,879	271,489

Woodward, Inc.	9,786	398,290

Xerox Corp.	481,000	4,680,130

162,609,394
Transportation (1.7%)
Aegean Marine Petroleum Network, Inc. (Greece) S	28,194	190,028

Aena SA (Spain) †	1,734	191,484

Aeroports de Paris (France)	260	29,507

ANA Holdings, Inc. (Japan)	397,000	1,116,390

AP Moeller — Maersk A/S (Denmark)	741	1,143,273

Aurizon Holdings, Ltd. (Australia)	81,419	288,015

Canadian National Railway Co. (Canada)	539	30,607

Cathay Pacific Airways, Ltd. (Hong Kong)	6,000	11,304

Central Japan Railway Co. (Japan)	3,800	614,557

CH Robinson Worldwide, Inc.	540	36,601

ComfortDelgro Corp., Ltd. (Singapore)	371,800	752,704

Delta Air Lines, Inc.	228,331	10,245,212

Deutsche Post AG (Germany)	20,049	554,888

DSV A/S (Denmark)	1,448	54,192

East Japan Railway Co. (Japan)	600	50,774

Expeditors International of Washington, Inc.	204	9,598

International Consolidated Airlines Group SA (Spain) †	76,036	679,549

International Consolidated Airlines Group SA (Spain) †	31,878	284,487

Japan Airlines Co., Ltd. (Japan)	7,500	264,768

Kuehne & Nagel International AG (Switzerland)	222	28,570

Matson, Inc.	2,884	111,005

MTR Corp. (Hong Kong)	4,000	17,436

Nippon Express Co., Ltd. (Japan)	3,000	14,361

Qantas Airways, Ltd. (Australia) †	132,879	347,922

Royal Mail PLC (United Kingdom)	96,634	671,904

Ryanair Holdings PLC ADR (Ireland)	17,259	1,351,380

46 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value

Transportation cont.
Scorpio Tankers, Inc.	17,376	$159,338

Singapore Airlines, Ltd. (Singapore)	2,800	21,092

Swift Transportation Co. †	19,390	291,238

Tobu Railway Co., Ltd. (Japan)	4,000	17,210

United Parcel Service, Inc. Class B	110,272	10,882,744

Universal Truckload Services, Inc.	858	13,359

West Japan Railway Co. (Japan)	500	31,301

XPO Logistics, Inc. † S	4,146	98,799

Yamato Holdings Co., Ltd. (Japan)	1,200	23,009

Yangzijiang Shipbuilding Holdings, Ltd. (China)	1,555,700	1,244,047

31,872,653
Utilities and power (1.8%)
AES Corp.	120,900	1,183,611

AGL Resources, Inc.	18,300	1,117,032

Alliant Energy Corp.	151	8,832

American Electric Power Co., Inc.	153,898	8,750,640

American Water Works Co., Inc.	349	19,223

Canadian Utilities, Ltd. Class A (Canada)	207	5,601

Centrica PLC (United Kingdom)	178,865	621,553

Cheung Kong Infrastructure Holdings, Ltd. (Hong Kong)	1,000	8,970

China Resources Power Holdings Co., Ltd. (China)	54,000	124,068

CLP Holdings, Ltd. (Hong Kong)	1,500	12,792

E.ON SE (Germany)	37,931	325,406

Enagas SA (Spain)	730	20,923

Enbridge, Inc. (Canada)	772	28,664

Endesa SA (Spain)	28,172	593,581

Enel SpA (Italy)	171,411	766,448

ENI SpA (Italy)	64,671	1,017,556

Entergy Corp.	142,825	9,297,908

Fortum OYJ (Finland)	1,436	21,283

Hong Kong & China Gas Co., Ltd. (Hong Kong)	5,500	10,325

Iberdrola SA (Spain)	200,689	1,335,252

Kinder Morgan, Inc.	3,211	88,880

Korea Electric Power Corp. (South Korea)	4,538	186,822

Osaka Gas Co., Ltd. (Japan)	3,000	11,418

Pinnacle West Capital Corp.	408	26,169

RWE AG (Germany)	46,393	525,657

Southern Co. (The)	2,367	105,805

SSE PLC (United Kingdom)	12,069	273,708

Terna Rete Elettrica Nazionale SpA (Italy)	5,119	24,921

Tokyo Electric Power Co., Inc. (Japan) †	59,100	396,582

Tokyo Gas Co., Ltd. (Japan)	141,000	685,408

UGI Corp.	123,200	4,289,824

Veolia Environnement SA (France)	29,117	667,255

		32,552,117

Total common stocks (cost $987,827,254)		$997,107,533

Dynamic Asset Allocation Balanced Fund 47

CORPORATE BONDS AND NOTES (15.7%)*	Principal amount	Value

Basic materials (1.2%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	$240,000	$226,200

Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	400,000	377,484

Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	150,000	154,929

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	90,000	81,000

ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	1,175,000	1,271,938

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	80,000	64,800

ArcelorMittal SA sr. unsec. unsub. notes 7 3/4s, 2039 (France)	34,000	27,710

Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	680,000	742,905

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9 3/4s, 2023	70,000	72,800

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	112,000	115,920

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	105,000	104,869

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	67,000	63,148

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	190,000	191,663

Cemex Finance, LLC 144A company guaranty sr. notes 6s,
2024 (Mexico)	470,000	427,700

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	47,000	45,676

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	58,000	55,838

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	98,000	115,201

Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	60,000	39,450

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	90,000	60,525

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	110,000	102,713

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	370,000	350,575

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	137,000	136,315

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	220,000	215,457

Dow Chemical Co. (The) sr. unsec. unsub. notes 3 1/2s, 2024	965,000	921,506

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	525,000	560,371

Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	295,000	288,130

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	17,000	14,924

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	409,000	265,850

Glencore Finance Canada, Ltd. 144A company guaranty sr.
unsec. unsub. notes 3.6s, 2017 (Canada)	55,000	51,119

Glencore Finance Canada, Ltd. 144A company guaranty sr.
unsec. unsub. notes 2.7s, 2017 (Canada)	240,000	215,880

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4 5/8s, 2024	280,000	222,600

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	1,674,000	1,293,165

48 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Basic materials cont.
Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	$670,000	$536,000

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	303,000	315,120

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	84,000	94,920

HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	155,000	155,775

Hexion, Inc. company guaranty sr. notes 6 5/8s, 2020	44,000	37,400

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	350,000	279,125

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	225,000	195,503

Huntsman International, LLC 144A company guaranty sr. unsec.
unsub. notes 5 1/8s, 2022	35,000	30,013

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	164,000	172,405

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	235,000	159,800

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	127,000	131,763

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	310,000	379,130

LyondellBasell Industries NV sr. unsec. unsub. notes
4 5/8s, 2055	255,000	216,262

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	145,000	146,450

Methanex Corp. sr. unsec. unsub. notes 5.65s, 2044 (Canada)	385,000	357,185

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	40,000	39,882

Momentive Performance Materials, Inc. company guaranty sr.
notes 3.88s, 2021	110,000	84,700

Momentive Performance Materials, Inc. escrow company
guaranty sr. notes 8 7/8s, 2020 F	110,000	1

Monsanto Company sr. unsec. notes 5 1/2s, 2025	815,000	904,208

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	28,000	29,476

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	12,000	12,633

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	125,000	116,875

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	90,000	73,800

Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)	120,000	118,800

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	350,000	336,945

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	300,000	314,907

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	100,000	94,750

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	230,000	235,750

Platform Specialty Products Corp. 144A sr. unsec. notes
6 1/2s, 2022	210,000	180,600

PQ Corp. 144A sr. notes 8 3/4s, 2018	99,000	99,619

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub.
notes 1 5/8s, 2017 (United Kingdom)	865,000	861,997

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	265,000	324,189

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	228,000	243,001

Dynamic Asset Allocation Balanced Fund 49

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Basic materials cont.
Rockwood Specialties Group, Inc. company guaranty sr. unsec.
notes 4 5/8s, 2020	$1,465,000	$1,516,400

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	130,000	139,750

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	155,000	138,338

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033	35,000	35,088

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	40,000	40,600

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	80,000	87,600

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	113,000	112,576

Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	60,000	58,800

Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	45,000	44,494

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsub. notes 7 1/2s, 2025 (Ireland)	110,000	133,925

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	125,000	122,813

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	27,000	27,608

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	80,000	73,350

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	13,000	11,895

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/8s, 2021	25,000	23,688

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021	205,000	190,650

Univar, Inc. 144A sr. unsec. notes 6 3/4s, 2023	50,000	46,375

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	23,000	23,920

USG Corp. 144A company guaranty sr. unsec. notes
5 1/2s, 2025	135,000	134,663

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023	173,000	160,458

Westvaco Corp. company guaranty sr. unsec. unsub.
notes 8.2s, 2030	800,000	1,097,976

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	245,000	318,432

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	405,000	509,051

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	175,000	171,500

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021	85,000	83,938

21,461,233
Capital goods (0.6%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	497,000	495,758

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	212,000	233,200

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2024	95,000	92,388

50 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Capital goods cont.
Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5s, 2022	$205,000	$201,925

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	95,000	95,950

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/2s, 2022	135,000	130,613

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024	60,000	55,500

Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	57,000	55,433

Berry Plastics Corp. company guaranty unsub. notes
5 1/8s, 2023	55,000	51,838

Berry Plastics Escrow, LLC/Berry Plastics Escrow Corp. 144A
notes 6s, 2022 ##	70,000	70,175

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	240,000	266,156

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	120,000	102,600

Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)	20,000	15,000

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	315,000	340,200

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	865,000	944,659

Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026	80,000	87,200

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	510,000	500,822

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	810,000	838,350

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)	104,000	105,040

Gates Global, LLC/Gates Global Co. 144A sr. unsec.
notes 6s, 2022	210,000	170,100

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042	290,000	268,487

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022	245,000	234,835

Huntington Ingalls Industries, Inc. 144A company guaranty sr.
unsec. notes 5s, 2021	65,000	66,300

KLX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	260,000	252,931

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	686,000	935,356

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022	125,000	132,813

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	85,000	70,125

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022	60,000	60,000

Omega US Sub, LLC 144A sr. unsec. notes 8 3/4s, 2023	145,000	127,963

Oshkosh Corp. company guaranty sr. sub. unsec. notes
5 3/8s, 2025	75,000	74,625

Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	180,000	182,700

Owens-Brockway Glass Container, Inc. 144A company guaranty
sr. unsec. notes 5 3/8s, 2025	65,000	62,400

Pittsburgh Glass Works, LLC 144A company guaranty sr.
notes 8s, 2018	178,000	184,230

Dynamic Asset Allocation Balanced Fund 51

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Capital goods cont.
Raytheon Co. sr. unsec. notes 4 7/8s, 2040	$135,000	$148,733

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019	100,000	103,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)	100,000	99,750

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	385,000	395,106

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	169,000	163,508

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	133,000	138,653

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2024	292,000	274,436

TransDigm, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2020	23,000	21,922

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	736,000	799,911

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 3/4s, 2025	210,000	192,413

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022	435,000	411,075

10,254,679
Communication services (1.5%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	165,000	181,342

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	201,511

American Tower Corp. sr. unsec. notes 4s, 2025 R	990,000	965,962

AT&T, Inc. sr. unsec. notes 4 3/4s, 2046	765,000	700,967

AT&T, Inc. sr. unsec. unsub. notes 5.8s, 2019	535,000	594,893

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	765,000	730,189

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	865,000	868,242

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	240,000	250,200

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	40,000	35,600

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	70,000	70,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	68,000	68,340

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	54,000	50,625

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	199,000	182,583

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	83,000	83,623

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	51,000	52,020

CCO Safari II, LLC 144A company guaranty sr. notes
6.484s, 2045	960,000	968,496

CCO Safari II, LLC 144A company guaranty sr. notes
4.908s, 2025	480,000	477,697

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	113,000	98,875

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	24,000	22,335

52 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Communication services cont.
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021	$143,000	$125,929

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	865,000	924,121

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	790,000	1,039,800

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	110,000	140,042

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45s, 2037	345,000	436,609

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	220,000	232,694

Crown Castle International Corp. sr. unsec. unsub. notes
4 7/8s, 2022 R	60,000	62,100

Crown Castle Towers, LLC 144A company guaranty sr. notes
6.113s, 2020	660,000	734,090

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	75,000	81,013

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024	90,000	70,988

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	338,000	299,975

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	435,000	621,910

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s,
2023 (Jamaica)	200,000	180,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024	115,000	97,678

Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	15,000	12,488

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	30,000	25,050

Frontier Communications Corp. 144A sr. unsec. notes 11s, 2025	145,000	140,288

Frontier Communications Corp. 144A sr. unsec. notes
10 1/2s, 2022	275,000	268,125

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020	65,000	63,700

Intelsat Jackson Holdings SA company guaranty sr. unsec.
bonds 6 5/8s, 2022 (Bermuda)	53,000	41,340

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	104,000	95,940

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
8 1/8s, 2023 (Luxembourg)	147,000	95,550

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	313,000	206,580

Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	185,000	243,827

Level 3 Communications, Inc. sr. unsec. unsub. notes
5 3/4s, 2022	50,000	49,063

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	105,000	108,675

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	125,000	128,501

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022	175,000	170,188

Dynamic Asset Allocation Balanced Fund 53

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Communication services cont.
Numericable-SFR SAS 144A sr. notes 6s, 2022 (France)	$400,000	$384,000

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	277,000	296,683

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	83,000	81,963

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	111,000	117,452

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	115,000	128,297

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	510,000	480,993

SBA Communications Corp. sr. sub. unsec. notes 4 7/8s, 2022	95,000	93,219

SBA Telecommunications, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020	34,000	35,020

SES SA 144A company guaranty sr. unsec. notes 3.6s,
2023 (France)	253,000	251,690

Sprint Capital Corp. company guaranty 6 7/8s, 2028	497,000	356,598

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017	107,000	106,733

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	67,000	56,113

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	169,000	177,332

Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023	318,000	257,381

Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	390,000	319,313

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023	7,000	6,930

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021	47,000	46,883

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023	582,000	574,725

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019	43,000	43,753

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2025	570,000	547,200

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021	127,000	125,730

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	213,000	207,143

T-Mobile USA, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	50,000	48,250

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	400,000	517,879

Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	500,000	488,750

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	342,000	357,632

Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	240,000	273,453

Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020	627,000	628,860

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	58,000	66,445

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522s, 2048	3,454,000	3,035,334

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	815,000	758,323

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	160,000	199,629

54 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Communication services cont.
Verizon New York, Inc. company guaranty sr. unsec. notes
Ser. B, 7 3/8s, 2032	$512,000	$592,232

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	240,000	297,894

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	340,000	332,775

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)	1,498,000	1,489,650

West Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	285,000	263,269

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019	197,000	198,478

Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	193,000	149,575

Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 6 3/8s, 2023	174,000	125,384

27,818,727
Consumer cyclicals (2.1%)
21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2024	350,000	441,685

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2045	1,425,000	1,955,150

Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	851,000	847,447

AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022	74,000	74,370

AMC Entertainment, Inc. 144A sr. unsec. notes 5 3/4s, 2025	95,000	92,388

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	155,000	158,100

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	692,000	759,885

Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	515,000	487,776

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	217,000	210,490

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	132,000	77,880

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023	110,000	111,650

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	134,000	132,325

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	269,000	259,585

Building Materials Corp. of America 144A sr. unsec. notes
6 3/4s, 2021	55,000	58,575

Building Materials Corp. of America 144A sr. unsec. notes
5 3/8s, 2024	230,000	227,125

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	377,000	489,685

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	430,000	446,091

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	84,000	89,040

Dynamic Asset Allocation Balanced Fund 55

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	$30,000	$30,075

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	93,000	94,163

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	24,000	23,520

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	53,000	50,615

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	25,000	26,125

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	120,000	121,800

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	420,000	421,575

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	57,000	40,898

Daimler Finance North America, LLC 144A company guaranty
sr. unsec. unsub. notes 2 3/8s, 2018	1,592,000	1,594,302

Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024	80,000	77,000

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	298,000	300,235

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	165,000	213,536

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	585,000	557,473

Eldorado Resorts, Inc. 144A sr. unsec. notes 7s, 2023	185,000	181,763

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019	113,000	118,368

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	535,000	592,993

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 3/4s, 2023	55,000	57,063

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 1/4s, 2020	40,000	41,016

FCA US, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	445,000	472,234

First Cash Financial Services, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2021 (Mexico)	60,000	60,000

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	162,000	188,963

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	390,000	556,285

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	841,000	1,044,699

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	235,000	297,684

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	1,060,000	1,269,497

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021	260,000	294,321

Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)	90,000	82,575

General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	185,000	173,612

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3 1/4s, 2018	177,000	179,055

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3s, 2017	255,000	257,814

56 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.		Principal amount	Value

Consumer cyclicals cont.
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 2 3/4s, 2016		$365,000	$367,237

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. Notes 3.45s, 2022		920,000	884,935

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.3s, 2025		288,000	278,615

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4s, 2025		170,000	160,990

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		97,000	85,360

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 7/8s, 2020		130,000	131,625

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 3/8s, 2018		263,000	264,973

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		140,000	143,500

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	165,000	126,733

Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)		$545,000	588,655

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023		25,000	32,934

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		385,000	392,678

Home Depot, Inc. (The) sr. unsec. unsub. notes 2 5/8s, 2022		795,000	794,656

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		184,000	208,172

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		851,000	924,067

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		319,000	324,072

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		100,000	97,489

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		150,000	150,375

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2021		270,000	226,868

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019		192,000	165,120

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		132,000	135,960

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019		65,000	65,000

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020		340,000	306,000

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		100,000	80,000

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		245,000	226,625

Johnson Controls, Inc. sr. unsec. notes 4.95s, 2064		515,000	456,745

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		92,000	102,235

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022		53,000	55,716

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		84,000	87,255

Lamar Media Corp. company guaranty sr. unsec. notes
5 3/8s, 2024		90,000	90,900

Dynamic Asset Allocation Balanced Fund 57

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Lender Processing Services, Inc./Black Knight Lending
Solutions, Inc. company guaranty sr. unsec. unsub. notes
5 3/4s, 2023	$83,000	$88,395

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	290,000	281,532

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	57,000	57,627

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	190,000	194,750

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	238,000	289,538

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	255,000	238,971

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043	610,000	516,111

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	60,000	61,200

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	265,000	257,050

McGraw Hill Financial, Inc. 144A company guaranty sr. unsec.
notes 4.4s, 2026	490,000	497,258

Media General Financing Sub, Inc. 144A sr. unsec. notes
5 7/8s, 2022	155,000	153,838

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	230,000	237,475

MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	255,000	251,175

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	70,000	76,825

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	180,000	184,050

Navistar International Corp. sr. notes 8 1/4s, 2021	148,000	118,770

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	185,000	183,150

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	375,000	386,250

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8s, 2021	60,000	61,800

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5 1/2s, 2021 (Luxembourg)	220,000	220,000

Nordstrom, Inc. sr. unsec. notes 5s, 2044	240,000	256,927

Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	865,000	1,081,510

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	155,000	162,750

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	115,000	118,084

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 7/8s, 2025	75,000	76,313

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 5/8s, 2024	137,000	138,713

Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
sr. unsec. notes 5 5/8s, 2024	15,000	15,206

Owens Corning company guaranty sr. unsec. notes 9s, 2019	57,000	67,778

58 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	$172,000	$173,505

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	127,000	127,318

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	110,000	107,800

Petco Animal Supplies, Inc. 144A company guaranty sr. unsec.
notes 9 1/4s, 2018	73,000	74,186

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	65,000	65,488

Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025	786,000	781,245

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	138,000	158,700

QVC, Inc. company guaranty sr. notes 4.85s, 2024	195,000	188,939

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	413,000	394,931

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	298,000	292,785

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	125,000	130,000

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	150,000	158,063

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	135,000	132,975

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018	40,000	37,200

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	425,000	370,813

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020	40,000	28,700

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022	115,000	113,275

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021	87,000	87,435

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	323,000	315,733

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 5 5/8s, 2024	35,000	31,806

Sirius XM Radio, Inc. 144A company guaranty sr. unsec.
notes 6s, 2024	100,000	100,250

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	203,000	207,060

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	27,000	28,013

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	203,000	203,000

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022	4,000	4,245

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020	7,000	7,385

Spectrum Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	95,000	96,900

Spectrum Brands, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2024	70,000	72,100

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	104,000	111,020

Standard Pacific Corp. company guaranty sr. unsec. notes
5 7/8s, 2024	65,000	66,625

Dynamic Asset Allocation Balanced Fund 59

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	$110,000	$103,400

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024	50,000	47,813

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	77,000	76,615

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	60,000	61,500

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019	45,000	45,675

TEGNA, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2021	190,000	186,200

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	460,000	444,560

Toyota Motor Credit Corp. sr. unsec. unsub. notes
Ser. MTN, 2s, 2018	798,000	806,364

Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
1 1/4s, 2017	865,000	866,069

Tri Pointe Holdings, Inc. sr. unsec. notes 5 7/8s, 2024	250,000	245,000

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022	130,000	126,100

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	30,000	29,550

Univision Communications, Inc. 144A company guaranty sr.
notes 5 1/8s, 2025	40,000	37,500

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	204,000	212,160

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	110,000	107,113

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	844,000	1,108,090

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	50,000	55,971

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	165,000	169,062

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	65,000	67,690

40,030,969
Consumer staples (1.1%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	254,000	262,883

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	10,000	12,463

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	560,000	548,712

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. notes 1 1/4s, 2018	865,000	857,535

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	895,000	1,258,906

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2 1/2s, 2022	495,000	473,658

Ashtead Capital, Inc. 144A company guaranty notes
5 5/8s, 2024	240,000	238,800

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	250,000	261,250

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	113,000	109,387

BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4 5/8s, 2022 (Canada)	65,000	63,538

BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	270,000	274,050

60 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Consumer staples cont.
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023	$70,000	$70,175

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	337,000	323,520

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	27,000	32,258

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. unsub.
notes 4.1s, 2016	253,000	256,167

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	400,000	382,742

CEC Entertainment, Inc. company guaranty sr. unsec.
notes 8s, 2022	120,000	118,200

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	312,000	285,480

Coca-Cola Co. (The) sr. unsec. unsub. notes 3.2s, 2023	430,000	441,387

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	1,034,000	1,189,256

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	30,000	29,925

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	125,000	130,000

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	103,000	112,528

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	198,000	190,080

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	24,000	23,880

CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	865,000	877,574

CVS Pass-Through Trust sr. notes 6.036s, 2028	41,064	46,432

CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	343,804	358,604

Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	120,000	121,950

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	1,263,000	1,266,569

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	193,000	115,800

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4 1/2s, 2045	550,000	508,645

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	509,000	632,958

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5 5/8s, 2042	462,000	495,435

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85s, 2024	176,000	178,679

Grupo Bimbo SAB de CV 144A sr. unsec. notes 4 7/8s,
2044 (Mexico)	400,000	357,312

Grupo Bimbo SAB de CV 144A sr. unsec. notes 3 7/8s,
2024 (Mexico)	515,000	502,495

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	43,000	44,828

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	65,000	67,438

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	35,000	36,313

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	420,000	507,205

Kroger Co. (The) company guaranty sr. unsec. notes 6.9s, 2038	860,000	1,082,326

Dynamic Asset Allocation Balanced Fund 61

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Consumer staples cont.
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	$37,000	$37,925

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	245,000	261,538

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	302,000	369,593

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	393,000	450,999

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	295,000	260,115

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	346,000	409,020

PepsiCo, Inc. sr. unsec. unsub. notes 4 1/4s, 2044	190,000	187,706

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	859,000	864,827

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	70,000	68,775

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	92,000	89,700

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021	143,000	138,710

Rite Aid Corp. 144A company guaranty sr. unsec. notes
6 1/8s, 2023	160,000	158,800

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	60,000	63,600

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2024	58,000	55,535

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 1/2s, 2025	180,000	168,525

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	120,000	119,625

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	150,000	120,750

Walgreens Boots Alliance, Inc. company guaranty sr. unsec.
unsub. notes 3.3s, 2021	505,000	511,182

WhiteWave Foods Co. (The) company guaranty sr. unsec.
unsub. notes 5 3/8s, 2022	155,000	160,813

19,645,081
Energy (1.1%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	53,000	55,073

Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	175,000	192,525

Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	215,000	242,631

Antero Resources Corp. company guaranty sr. unsec. notes
5 1/8s, 2022	90,000	77,400

Antero Resources Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	85,000	74,588

Antero Resources Finance Corp. company guaranty sr. unsec.
notes 5 3/8s, 2021	90,000	79,200

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	50,000	46,959

Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	254,000	247,289

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024 (Canada)	67,000	52,930

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 1/8s, 2021 (Canada)	12,000	9,720

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)	885,000	895,038

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 2.315s, 2020 (United Kingdom)	310,000	311,102

62 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Energy cont.
BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	$865,000	$872,436

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	35,000	21,875

California Resources Corp. company guaranty sr. unsec.
notes 6s, 2024	420,000	250,163

California Resources Corp. company guaranty sr. unsec.
notes 5s, 2020	165,000	106,115

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	1,515,000	1,598,802

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	114,000	34,702

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	260,000	169,569

Chesapeake Energy Corp. company guaranty sr. unsec. notes
4 7/8s, 2022	64,000	41,760

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	32,000	22,300

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	130,000	80,925

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	851,000	847,589

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	137,000	134,603

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	130,000	123,500

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	54,000	51,435

ConocoPhillips Co. company guaranty sr. unsec. notes
1.05s, 2017	865,000	858,078

CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	80,000	53,800

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	285,000	255,098

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	24,000	15,180

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2022	74,000	44,030

EQT Midstream Partners LP company guaranty sr. unsec.
notes 4s, 2024	65,000	57,378

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	74,000	21,830

Exterran Partners LP/EXLP Finance Corp. company guaranty sr.
unsec. notes 6s, 2022	314,000	262,975

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	167,000	146,584

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	69,000	61,048

FTS International, Inc. 144A company guaranty sr. FRN
7.837s, 2020	55,000	40,716

Dynamic Asset Allocation Balanced Fund 63

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Energy cont.
Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020	$50,000	$49,125

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
6 5/8s, 2023	95,000	87,400

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	27,000	9,180

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	275,000	82,500

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	85,000	70,975

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	175,000	196,351

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	94,000	98,818

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. notes 5 1/2s, 2022	30,000	29,250

Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec.
notes 5s, 2024	50,000	42,500

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	70,000	86,933

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	150,000	51,750

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	109,000	23,980

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2021	75,000	15,563

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/4s, 2019	244,000	62,220

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. unsub. notes 10 3/8s, 2017 (Canada) F	100,000	5

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	200,000	178,520

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	170,000	180,490

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	275,000	82,500

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	203,700

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	85,000	77,775

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	510,000	318,762

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	55,000	42,075

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	210,000	166,383

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	185,000	59,200

Paragon Offshore PLC 144A company guaranty sr. unsec. notes
6 3/4s, 2022	65,000	8,450

Paragon Offshore PLC 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2024	225,000	29,250

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s,
2023 (Indonesia)	200,000	182,470

64 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Energy cont.
Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	$100,000	$44,500

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)	16,000	5,056

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	131,000	90,390

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	1,441,000	969,073

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6s, 2026 (Venezuela)	575,000	183,971

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6 3/8s, 2045 (Mexico)	220,000	197,648

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)	1,250,000	1,312,720

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4 7/8s, 2024 (Mexico)	220,000	212,938

Petroleos Mexicanos 144A company guaranty sr. unsec. notes
4 1/2s, 2026 (Mexico)	20,000	18,354

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 5 5/8s, 2046 (Mexico)	110,000	88,996

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95s, 2017	865,000	884,931

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. notes 5 5/8s, 2022	65,000	57,200

Rose Rock Midstream LP/Rose Rock Finance Corp. 144A
company guaranty sr. unsec. notes 5 5/8s, 2023	95,000	82,650

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	285,000	291,413

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	47,000	45,473

Samson Investment Co. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020 (In default) †	260,000	3,900

SandRidge Energy, Inc. 144A company guaranty notes
8 3/4s, 2020	185,000	112,156

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6 3/4s,
2023 (Canada)	90,000	80,550

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	143,000	137,638

Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022	65,000	26,000

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	929,000	982,979

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 2 1/8s, 2020 (Netherlands)	205,000	205,177

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	54,000	51,300

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	20,000	18,400

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	235,000	258,871

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	30,000	16,800

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55s, 2017 (France)	851,000	857,232

Triangle USA Petroleum Corp. 144A sr. unsec. notes
6 3/4s, 2022	60,000	25,200

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	117,000	97,695

Dynamic Asset Allocation Balanced Fund 65

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Energy cont.
Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	$110,000	$85,512

Weatherford International, Ltd./Bermuda company guaranty sr.
unsec. notes 9 7/8s, 2039 (Bermuda)	440,000	439,637

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	233,000	201,545

Williams Cos., Inc. (The) notes 8 3/4s, 2032	135,000	128,445

Williams Cos., Inc. (The) notes 7 3/4s, 2031	7,000	6,200

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	19,000	19,306

Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	395,000	313,208

Williams Partners LP sr. unsec. notes 5.4s, 2044	123,000	98,562

Williams Partners LP sr. unsec. notes 4.3s, 2024	122,000	110,707

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2022	40,000	40,699

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 4 7/8s, 2023	209,000	192,280

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	43,000	36,980

19,925,363
Financials (5.2%)
Abbey National Treasury Services PLC/London company
guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	928,000	927,950

ABN Amro Bank NV 144A sr. unsec. notes 2.45s,
2020 (Netherlands)	830,000	836,013

Aflac, Inc. sr. unsec. notes 6.9s, 2039	450,000	583,336

Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022	85,000	84,552

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	130,000	126,750

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	104,000	109,200

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2031	217,000	251,381

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	70,000	80,500

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	217,000	246,295

Ally Financial, Inc. unsec. sub. notes 8s, 2018	77,000	84,893

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	235,000	227,357

American Express Co. sr. unsec. bonds 8 1/8s, 2019	865,000	1,046,400

American Express Co. sr. unsec. notes 7s, 2018	627,000	704,433

American Express Co. sr. unsec. notes 6.15s, 2017	1,122,000	1,217,359

American International Group, Inc. jr. sub. FRB 8.175s, 2058	414,000	547,515

ARC Properties Operating Partnership LP/Clark Acquisition, LLC
company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	395,000	379,200

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	386,000	440,224

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)	505,000	522,044

AXA SA 144A jr. unsec. sub. FRN 6.379s, perpetual
maturity (France)	370,000	394,283

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s,
perpetual maturity (Spain)	200,000	211,500

66 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Financials cont.
Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	$450,000	$449,955

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	982,000	952,540

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	60,000	61,200

Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	555,000	556,459

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	1,299,000	1,303,804

Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	250,000	262,623

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)	851,000	866,375

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	615,000	622,708

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	20,000	20,118

Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)	865,000	863,538

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05s,
2018 (Canada)	834,000	840,800

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes
1.2s, 2017 (Japan)	877,000	873,304

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	890,000	1,170,573

Barclays PLC jr. unsec. sub. FRB 6 5/8s, perpetual maturity
(United Kingdom)	1,003,000	962,880

BBVA International Preferred SAU company guaranty jr. unsec.
sub. FRB 5.919s, perpetual maturity (Spain)	295,000	298,688

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7 1/4s, 2018	240,000	268,690

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	190,000	183,051

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1 3/8s, 2017 (France)	1,070,000	1,070,707

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	240,000	243,870

BNP Paribas SA 144A jr. unsec. sub. FRN 7.195s, perpetual
maturity (France)	100,000	116,000

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	435,000	458,687

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	310,000	314,804

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	390,000	424,840

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	655,000	689,120

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R	935,000	974,032

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025	60,000	60,828

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	100,000	100,515

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026	550,000	545,870

CIT Group, Inc. sr. unsec. notes 5s, 2023	63,000	62,685

CIT Group, Inc. sr. unsec. notes 5s, 2022	273,000	272,659

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	84,000	87,990

Dynamic Asset Allocation Balanced Fund 67

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Financials cont.
CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	$77,000	$79,118

CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	44,000	43,753

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	153,000	161,798

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	104,000	107,900

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s,
perpetual maturity	688,000	648,440

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s, perpetual maturity	103,000	101,198

Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	997,000	1,036,721

Citigroup, Inc. unsec. sub. notes 5 1/2s, 2025	400,000	435,074

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	300,000	304,500

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	90,000	91,800

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	770,000	892,900

Commonwealth Bank of Australia/New York, NY sr. unsec.
bonds Ser. GMTN, 1 5/8s, 2018	465,000	465,663

Commonwealth Bank of Australia/New York, NY sr. unsec.
unsub. bonds 1 1/8s, 2017	1,183,000	1,184,046

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	77,000	25,410

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr.
unsec. notes 3 3/8s, 2017 (Netherlands)	774,000	795,472

Credit Acceptance Corp. company guaranty sr. unsec. bonds
6 1/8s, 2021	334,000	328,990

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 7 3/8s, 2023	70,000	71,575

Credit Agricole SA 144A jr. unsec. sub. FRN 7 7/8s, perpetual
maturity (France)	335,000	333,326

Credit Suisse Group AG 144A jr. unsec. sub. FRN 7 1/2s,
perpetual maturity (Switzerland)	631,000	657,818

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	157,000	191,789

Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	639,000	620,273

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	981,000	1,057,240

DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020	160,000	94,000

Dresdner Funding Trust I 144A bonds 8.151s, 2031	125,000	156,094

Duke Realty LP company guaranty sr. unsec. unsub. notes
4 3/8s, 2022 R	269,000	281,207

E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	110,000	116,600

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	135,000	136,350

EPR Properties unsec. notes 5 1/4s, 2023 R	435,000	446,139

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	245,000	238,875

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity	151,000	138,165

Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	445,000	466,922

GE Capital Trust I unsec. sub. FRB 6 3/8s, 2067	975,000	1,045,688

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	2,265,000	3,067,195

General Electric Capital Corp. sr. unsec. notes
Ser. MTN, 5.4s, 2017	1,286,000	1,359,935

68 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Financials cont.
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB
6.15s, 2066	$536,000	$246,560

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	990,000	1,154,556

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55s, 2019	1,015,000	1,021,581

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018	500,000	506,531

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	164,000	195,543

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	205,000	227,575

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	785,000	872,906

HCP, Inc. sr. unsec. notes 4 1/4s, 2023 R	425,000	427,740

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R	305,000	296,340

Hospitality Properties Trust sr. unsec. unsub. notes
4 1/2s, 2025 R	55,000	53,892

HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5 5/8s, 2035 (United Kingdom)	250,000	281,895

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176s, perpetual maturity (United Kingdom)	185,000	278,425

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	1,379,000	1,613,466

HSBC USA, Inc. sr. unsec. unsub. notes 3 1/2s, 2024	290,000	294,951

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
notes 8 1/8s, 2019 ‡‡	25,000	24,125

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	190,000	181,450

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020	237,000	243,518

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022	127,000	127,794

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	2,130,000	2,312,313

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	33,000	35,145

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	110,000	117,700

Intesa Sanpaolo SpA 144A company guaranty unsec. sub.
bonds 5.017s, 2024 (Italy)	250,000	246,700

iStar, Inc. sr. unsec. notes 5s, 2019 R	45,000	42,750

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s,
perpetual maturity	1,073,000	1,114,579

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	862,000	869,301

JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	330,000	356,601

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	974,000	979,219

KKR Group Finance Co. III, LLC 144A company guaranty sr.
unsec. unsub. bonds 5 1/8s, 2044	340,000	331,471

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	725,000	850,638

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	1,065,000	1,238,063

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual
maturity (United Kingdom)	351,000	358,336

Dynamic Asset Allocation Balanced Fund 69

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Financials cont.
Lloyds Banking Group PLC sr. unsec. sub. notes 4 1/2s, 2024
(United Kingdom)	$470,000	$472,468

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)	180,000	201,150

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85s,
2020 (Australia)	595,000	604,518

Merrill Lynch & Co., Inc. unsec. sub. FRN 1.097s, 2026	125,000	108,042

Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	1,722,000	1,982,275

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	300,000	367,500

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	865,000	899,169

MetLife, Inc. sr. unsec. unsub. notes 4 3/4s, 2021	460,000	510,818

Metropolitan Life Global Funding I 144A notes 3s, 2023	130,000	129,452

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	530,000	543,765

Morgan Stanley sr. unsec. notes 4 3/4s, 2017	980,000	1,026,627

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	120,175

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	130,000	136,338

National Australia Bank, Ltd./New York sr. unsec. notes 2.3s,
2018 (Australia)	475,000	481,952

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020	235,000	213,850

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	87,150

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	210,000	275,737

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	230,000	243,513

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 4 7/8s, 2045	405,000	360,450

Ocwen Financial Corp. 144A company guaranty sr. unsec. notes
7 1/8s, 2019	115,000	102,925

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	520,000	571,745

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. notes 6 3/4s, 2019	100,000	103,500

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021	95,000	96,900

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976s, 2025	995,000	1,002,063

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	33,000	33,000

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	170,000	153,000

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	870,000	870,475

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	375,000	407,536

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	405,000	409,050

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	130,000	123,500

Prudential Financial, Inc. jr. unsec. sub. FRN 8 7/8s, 2038	270,000	311,175

Prudential Financial, Inc. jr. unsec. sub. FRN 5 5/8s, 2043	265,000	274,275

Prudential Financial, Inc. jr. unsec. sub. FRN 5.2s, 2044	200,000	197,000

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	155,000	163,410

70 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Financials cont.
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	$865,000	$877,955

Royal Bank of Scotland Group PLC jr. sub. unsec. FRN Ser. U,
7.64s, perpetual maturity (United Kingdom)	325,000	342,063

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)	1,025,000	1,022,755

Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s,
2024 (United Kingdom)	865,000	871,871

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018
(United Kingdom)	695,000	719,897

Royal Bank of Scotland PLC (The) company guaranty sr. unsec.
unsub. notes 6 1/8s, 2021 (United Kingdom)	905,000	1,054,968

Santander Holdings USA, Inc./PA sr. unsec. unsub. notes
4 5/8s, 2016	129,000	131,472

Santander Issuances SAU 144A company guaranty sr. unsec.
unsub. notes 5.911s, 2016 (Spain)	600,000	606,015

Santander UK Group Holdings PLC 144A unsec. sub. notes
4 3/4s, 2025 (United Kingdom)	635,000	627,572

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	685,000	720,806

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)	225,000	226,125

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	350,000	354,603

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	70,000	71,308

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	70,000	70,254

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	50,000	51,392

Simon Property Group LP sr. unsec. unsub. notes 2.2s, 2019 R	880,000	889,895

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018 R	784,000	782,708

Societe Generale SA company guaranty sr. unsec. notes 2 3/4s,
2017 (France)	380,000	387,511

Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019	55,000	53,763

Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	50,000	53,375

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	387,000	388,451

Standard Chartered Bank 144A unsec. sub. notes 8s, 2031
(United Kingdom)	510,000	637,169

Standard Chartered PLC unsec. sub. notes 5.7s, 2022
(United Kingdom)	890,000	926,962

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB 1.337s, 2037	475,000	387,125

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	448,000	458,647

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	385,000	367,525

TIERS Trust/United States 144A sr. bonds stepped-coupon
zero % (8 1/8s, 3/15/18), 2046 ††	600,000	627,000

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	40,000	31,500

Travelers Property Casualty Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	235,000	314,653

Dynamic Asset Allocation Balanced Fund 71

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Financials cont.
UBS AG/Stamford, CT sr. unsec. unsub. notes Ser. BKNT,
5 7/8s, 2017	$767,000	$835,133

US Bank of NA/Cincinnati, OH sr. unsec. notes
Ser. BKNT, 1.1s, 2017	890,000	891,384

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	170,000	166,388

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902s, 2020 (Russia)	500,000	502,500

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)	1,900,000	1,805,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,599,000	1,642,397

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)	500,000	440,000

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	250,000	272,521

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	105,000	112,827

Walter Investment Management Corp. company guaranty sr.
unsec. unsub. notes 7 7/8s, 2021	90,000	76,950

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023	110,000	105,325

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s,
perpetual maturity	455,000	462,963

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	851,000	862,891

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	75,000	75,358

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	485,000	538,782

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	210,000	214,296

ZFS Finance USA Trust V 144A FRB 6 1/2s, 2037	422,000	428,330

96,157,624
Health care (1.1%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	16,000	15,780

AbbVie, Inc. sr. unsec. notes 2 1/2s, 2020	945,000	939,780

AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	500,000	489,627

AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	775,000	777,303

Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
6 1/8s, 2021	225,000	234,000

Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	120,000	118,200

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
4 3/4s, 2045 (Luxembourg)	638,000	579,275

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
3.45s, 2022 (Luxembourg)	318,000	314,355

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
2.35s, 2018 (Luxembourg)	615,000	617,447

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	286,000	355,721

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	195,000	186,713

Amgen, Inc. sr. unsec. notes 3.45s, 2020	730,000	758,212

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	865,000	875,997

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	422,000	547,324

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	865,000	942,462

Biogen, Inc. sr. unsec. sub. notes 3 5/8s, 2022	975,000	982,683

72 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Health care cont.
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡	$103,000	$103,000

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	155,000	154,225

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2021	20,000	20,350

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018	20,000	20,450

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022	24,000	24,509

Cigna Corp. sr. unsec. unsub. notes 4 1/2s, 2021	490,000	526,530

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)	145,000	126,875

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	170,000	146,200

DPx Holdings BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)	334,000	337,340

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022	120,000	118,800

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 3/8s, 2023	95,000	91,319

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2025 (Ireland)	285,000	276,806

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2022	100,000	102,000

HCA, Inc. company guaranty sr. notes 5s, 2024	280,000	280,700

HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	197,000	196,508

HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025	45,000	44,550

HCA, Inc. sr. notes 6 1/2s, 2020	320,000	348,800

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	34,000	38,250

Hologic, Inc. 144A sr. unsec. notes 5 1/4s, 2022	40,000	40,400

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023	155,000	150,738

JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s,
2020 (Netherlands) ‡‡	120,000	121,200

Johnson & Johnson sr. unsec. notes 5.15s, 2018	542,000	600,618

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	215,000	225,750

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	105,000	93,975

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	240,000	242,614

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3 1/2s, 2025	240,000	244,883

Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	746,000	746,369

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.95s, 2024 R	444,000	448,829

Omega Healthcare Investors, Inc. 144A company guaranty sr.
unsec. notes 4 1/2s, 2027 R	880,000	838,200

Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	732,000	790,560

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2024	345,000	359,231

Dynamic Asset Allocation Balanced Fund 73

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Health care cont.
Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2022	$123,000	$126,690

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023	105,000	104,213

Teleflex, Inc. company guaranty sr. unsec. notes 5 1/4s, 2024	70,000	70,350

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	39,000	38,415

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	62,000	60,450

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	223,000	237,774

Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	130,000	137,150

Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	23,000	23,230

Tenet Healthcare Corp. 144A company guaranty sr. FRN
3.837s, 2020	155,000	153,934

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	387,000	426,489

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	640,000	708,572

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	550,000	520,811

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	545,000	537,126

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 7s, 2020	20,000	20,400

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	184,000	183,770

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021	10,000	9,500

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	70,000	66,500

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
6 1/8s, 2025	135,000	128,588

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 7/8s, 2023	150,000	143,250

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 3/8s, 2020	145,000	140,650

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	197,000	204,880

20,638,200
Technology (0.7%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	155,000	161,781

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	200,000	210,500

Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	493,000	488,079

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	600,000	549,063

Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	335,000	344,548

Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019	25,000	25,409

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	192,000	88,800

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	223,000	176,728

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	825,000	852,161

Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	392,000	393,290

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	105,000	100,735

74 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Technology cont.
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	$865,000	$860,077

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	120,000	125,408

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	24,000	27,270

First Data Corp. company guaranty sr. unsec. sub. notes
11 3/4s, 2021	123,000	136,530

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	354,000	367,275

First Data Corp. 144A sr. notes 5 3/8s, 2023	160,000	158,400

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 5s, 2021	60,000	60,900

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	99,000	103,455

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	790,000	858,669

Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	737,000	747,934

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	315,000	377,267

Honeywell International, Inc. sr. unsec. unsub. notes
4 1/4s, 2021	255,000	283,721

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	850,000	800,978

Infor US, Inc. 144A sr. notes 5 3/4s, 2020	55,000	54,725

Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	375,000	344,063

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	870,000	868,444

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023 R	104,000	104,000

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	75,000	75,728

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	81,000	90,518

Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022	190,000	187,388

Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	590,000	542,682

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	85,000	99,151

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	555,000	606,058

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	215,000	239,379

Oracle Corp. sr. unsec. unsub. notes 4 1/8s, 2045	205,000	193,435

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	485,000	473,056

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	165,000	165,413

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	565,000	548,050

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	92,000	78,200

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	130,000	143,898

Zebra Technologies Corp. 144A sr. unsec. unsub. notes
7 1/4s, 2022	250,000	266,250

13,379,416
Transportation (0.1%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	410,000	372,075

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	240,000	262,854

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	155,000	177,741

CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	480,000	439,496

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	243,277	277,336

Dynamic Asset Allocation Balanced Fund 75

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Transportation cont.
FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	$95,000	$92,989

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3 3/4s, 2026	340,000	339,575

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	101,942	109,078

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	310,000	306,900

2,378,044
Utilities and power (1.0%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	67,000	75,710

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	830,000	734,550

AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	164,000	170,150

AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	44,000	38,500

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	80,000	83,118

Beaver Valley II Funding Corp. sr. bonds 9s, 2017	10,000	10,800

Calpine Corp. sr. unsec. notes 5 3/4s, 2025	260,000	243,100

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	30,000	31,275

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	24,000	24,870

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	50,000	49,702

Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	133,000	160,617

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7 1/8s, 2018	634,000	736,721

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.2s, 2042	275,000	267,956

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	31,000	31,155

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	580,000	586,584

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022	15,000	15,131

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	220,000	220,550

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024	10,000	10,100

EDP Finance BV 144A sr. unsec. notes 5 1/4s,
2021 (Netherlands)	255,000	269,080

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 5/8s,
perpetual maturity (France)	1,405,000	1,376,900

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	120,000	155,300

Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s,
2019 (France)	375,000	429,949

Electricite de France (EDF) 144A unsec. sub. FRN 5 1/4s,
perpetual maturity (France)	1,700,000	1,666,000

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022 (In default) †	107,113	114,075

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	76,000	75,620

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	185,000	173,433

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	155,000	155,488

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	490,000	431,695

76 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Utilities and power cont.
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023	$70,000	$51,668

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	225,000	180,000

EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec.
notes 9 3/8s, 2020	287,000	246,820

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	517,000	519,703

GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021	185,000	158,194

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	137,000	127,410

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	33,000	30,525

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	305,000	334,551

Kansas Gas and Electric Co. bonds 5.647s, 2021	43,044	43,474

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45s, 2023	300,000	266,158

Kinder Morgan Energy Partners LP sr. unsec. unsub.
notes 5.4s, 2044	123,000	101,572

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes
3 1/2s, 2021	599,000	576,228

Kinder Morgan, Inc./DE sr. notes Ser. GMTN, 7 3/4s, 2032	107,000	112,486

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	152,000	183,029

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	400,000	530,922

Nevada Power Co. mtge. notes 7 1/8s, 2019	265,000	308,396

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	165,000	192,190

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	735,000	745,106

NRG Yield Operating, LLC company guaranty sr. unsec. notes
5 3/8s, 2024	65,000	57,038

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	450,000	435,923

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	170,000	178,683

Oncor Electric Delivery Co., LLC 144A sr. bonds 3 3/4s, 2045	760,000	675,007

Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	255,000	307,902

Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016	456,000	473,241

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	655,000	688,128

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.4s, 2023	20,000	20,030

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	160,000	192,020

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	839,000	716,296

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	114,000	116,824

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	77,000	74,498

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5s, 2022	65,000	63,463

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	57,000	52,694

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	150,000	144,000

Dynamic Asset Allocation Balanced Fund 77

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Utilities and power cont.
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	$64,000	$24,800

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35s,
2067 (Canada)	180,000	151,875

Union Electric Co. sr. notes 6.4s, 2017	320,000	347,207

		17,766,190

Total corporate bonds and notes (cost $293,432,418)		$289,455,526

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (15.6%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.4%)
Government National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, October 1, 2045	$43,000,000	$45,042,500

45,042,500
U.S. Government Agency Mortgage Obligations (13.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4 1/2s, May 1, 2044	272,213	302,960

Federal National Mortgage Association Pass-Through Certificates
6s, TBA, October 1, 2045	20,000,000	22,600,000
6s, TBA, September 1, 2045	6,000,000	6,792,187
4s, TBA, November 1, 2045	54,000,000	57,442,500
4s, TBA, October 1, 2045	54,000,000	57,594,375
3 1/2s, TBA, November 1, 2045	1,000,000	1,039,375
3 1/2s, TBA, October 1, 2045	1,000,000	1,042,969
3s, TBA, November 1, 2045	35,000,000	35,333,594
3s, TBA, October 1, 2045	35,000,000	35,464,842
3s, TBA, October 1, 2030	25,000,000	26,031,250

		243,644,052

Total U.S. government and agency mortgage obligations (cost $287,704,920)		$288,686,552

MORTGAGE-BACKED SECURITIES (3.4%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.3%)
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M1, 2.689s,
2025 (Bermuda)	$879,000	$878,451

Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 24.962s, 2037	155,124	244,091
IFB Ser. 2979, Class AS, 23.516s, 2034	8,253	9,377
IFB Ser. 3072, Class SM, 23.039s, 2035	88,086	132,473
IFB Ser. 3072, Class SB, 22.893s, 2035	90,266	135,246
IFB Ser. 3249, Class PS, 21.593s, 2036	103,208	151,997
IFB Ser. 2990, Class LB, 16.418s, 2034	190,270	256,425
Ser. 3391, PO, zero %, 2037	11,875	10,832
Ser. 3206, Class EO, PO, zero %, 2036	7,743	6,955
Ser. 3326, Class WF, zero %, 2035	4,842	3,995
FRB Ser. 3117, Class AF, zero %, 2036	7,062	5,678
FRB Ser. 3036, Class AS, zero %, 2035	2,888	2,682

78 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.4%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.737s, 2036	$57,599	$112,764
IFB Ser. 05-45, Class DA, 23.709s, 2035	389,159	597,972
IFB Ser. 07-53, Class SP, 23.489s, 2037	127,663	200,090
IFB Ser. 05-75, Class GS, 19.668s, 2035	72,485	100,861
IFB Ser. 05-106, Class JC, 19.523s, 2035	70,283	108,406
IFB Ser. 05-83, Class QP, 16.89s, 2034	35,647	47,108
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,551,059	309,576
Ser. 07-14, Class KO, PO, zero %, 2037	43,204	39,853
Ser. 06-125, Class OX, PO, zero %, 2037	3,615	3,139
Ser. 06-84, Class OT, PO, zero %, 2036	4,885	4,220
Ser. 06-46, Class OC, PO, zero %, 2036	9,753	8,426

Government National Mortgage Association
IFB Ser. 13-129, Class CS, IO, 5.934s, 2042	1,461,238	218,645
Ser. 10-9, Class UI, IO, 5s, 2040	1,006,904	190,962
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	50,367	6,853
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	210,672	35,879
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	1,375,119	120,309
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	680,469	42,031
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	835,899	11,410
Ser. 13-14, IO, 3 1/2s, 2042	2,428,693	319,057
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,933,805	460,491
Ser. 15-124, Class NI, IO, 3 1/2s, 2039	3,991,000	553,751
Ser. 15-124, Class DI, IO, 3 1/2s, 2038	2,868,000	469,635
Ser. 06-36, Class OD, PO, zero %, 2036	5,824	5,041

5,804,681
Commercial mortgage-backed securities (2.4%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.503s, 2049	5,319,097	32,324

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 07-5, Class XW, IO, 0.499s, 2051	12,743,125	84,398

Banc of America Merrill Lynch Commercial Mortgage, Inc.
Ser. 05-4, Class B, 5.118s, 2045	371,000	374,710

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.546s, 2041	299,924	4,419
FRB Ser. 04-4, Class XC, IO, 0.258s, 2042	831,700	888

Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, 0.481s, 2041	225,987	413

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.603s, 2039	444,000	443,059
FRB Ser. 06-PW14, Class X1, IO, 0.837s, 2038	8,144,791	115,330

CD Commercial Mortgage Trust 144A Ser. 07-CD4, Class XW, IO,
0.548s, 2049	6,672,372	52,778

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
0.284s, 2044	2,186,164	5,534

Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class C, 5.261s, 2046	757,000	796,655
Ser. 14-GC21, Class AS, 4.026s, 2047	539,000	569,254

Dynamic Asset Allocation Balanced Fund 79

MORTGAGE-BACKED SECURITIES (3.4%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.744s, 2049	$62,497,593	$423,109

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	545,000	551,605
FRB Ser. 05-LP5, Class D, 4.898s, 2043	589,514	589,060
FRB Ser. 14-CR18, Class C, 4.897s, 2047	1,408,000	1,443,348
Ser. 14-UBS6, Class C, 4.615s, 2047	962,000	935,473
FRB Ser. 14-CR18, Class XA, IO, 1.449s, 2047	4,177,566	297,986
FRB Ser. 14-CR16, Class XA, IO, 1.419s, 2047	2,895,042	194,109
FRB Ser. 14-UBS6, Class XA, IO, 1.226s, 2047	7,346,037	481,391
FRB Ser. 14-LC17, Class XA, IO, 1.173s, 2047	4,884,566	265,555
FRB Ser. 13-CR13, Class XA, IO, 1.153s, 2023	6,369,941	318,688
FRB Ser. 06-C8, Class XS, IO, 0.714s, 2046	29,584,941	129,289

COMM Mortgage Trust 144A
Ser. 13-LC13, Class E, 3.719s, 2046	456,000	346,571
FRB Ser. 07-C9, Class AJFL, 0.893s, 2049	953,000	935,093

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, 0.216s, 2049	39,024,806	109,269

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	181,039	190,996
FRB Ser. 03-C3, Class AX, IO, 2.24s, 2038	211,659	25
FRB Ser. 02-CP3, Class AX, IO, 1.496s, 2035	44,578	847

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1,
Class D, 3.945s, 2050	1,218,000	1,040,495

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	183,511	183,511

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.582s, 2044	383,000	404,132

FFCA Secured Franchise Loan Trust 144A FRB Ser. 00-1,
Class X, IO, 0.966s, 2020	630,628	9,636

First Union National Bank-Bank of America, NA Commercial
Mortgage Trust 144A FRB Ser. 01-C1, Class 3, IO, 2.2s, 2033	81,343	153

GE Business Loan Trust 144A FRB Ser. 04-2, Class D,
2.957s, 2032	18,752	16,783

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.027s, 2045	7,902,929	—

GE Commercial Mortgage Corp. Trust 144A Ser. 07-C1, Class XC,
IO, 0.378s, 2049	47,113,627	149,350

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.699s, 2043	1,821,966	3,352

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.777s, 2046	5,005,156	436,299

GS Mortgage Securities Trust
FRB Ser. 13-GC12, Class XA, IO, 1.883s, 2046	5,070,807	416,908
FRB Ser. 14-GC22, Class XA, IO, 1.231s, 2047	5,430,598	351,392
FRB Ser. 14-GC24, Class XA, IO, 1.021s, 2047 F	6,926,717	378,246

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.819s, 2045	314,000	325,631
FRB Ser. 11-GC3, Class D, 5.737s, 2044	1,312,000	1,395,242
FRB Ser. 13-GC12, Class D, 4.616s, 2046	1,204,000	1,127,293
FRB Ser. 06-GG6, Class XC, IO, 0.043s, 2038	14,140,548	1,343

80 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.4%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C25, Class C, 4.598s, 2047	$376,000	$372,718
FRB Ser. 14-C25, Class XA, IO, 1.161s, 2047	2,978,372	190,282

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-LC9, Class D, 4.568s, 2047	350,000	347,646

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.279s, 2051	303,000	310,478
FRB Ser. 07-LD12, Class A3, 6.136s, 2051	57,503	57,550
FRB Ser. 05-LDP5, Class F, 5.563s, 2044	458,000	458,900
Ser. 06-LDP8, Class B, 5.52s, 2045	313,000	312,133
Ser. 06-LDP8, Class AJ, 5.48s, 2045	1,945,000	1,951,302
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	326,000	325,674
FRB Ser. 13-C10, Class C, 4.295s, 2047	1,041,000	1,045,392
FRB Ser. 06-LDP8, Class X, IO, 0.687s, 2045	8,606,263	29,864
FRB Ser. 07-LDPX, Class X, IO, 0.469s, 2049	20,064,608	126,267

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.379s, 2051	298,000	284,608
FRB Ser. 12-C6, Class E, 5.372s, 2045	1,993,000	1,991,722
FRB Ser. 12-C8, Class D, 4.82s, 2045	659,000	672,293
FRB Ser. 05-CB12, Class X1, IO, 0.544s, 2037	1,365,452	4,171
FRB Ser. 06-LDP6, Class X1, IO, 0.298s, 2043	15,558,656	5,601

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031 F	59,478	62,447
Ser. 98-C4, Class H, 5.6s, 2035	146,056	150,522

LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.269s, 2041	486,000	515,053
Ser. 06-C7, Class A2, 5.3s, 2038	280,771	281,159
Ser. 06-C1, Class AJ, 5.276s, 2041	452,000	461,040
FRB Ser. 07-C2, Class XW, IO, 0.739s, 2040	2,585,983	19,995

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C7, Class XCL, IO, 0.851s, 2038	12,255,705	78,535
FRB Ser. 06-C7, Class XW, IO, 0.851s, 2038	6,515,432	40,142
FRB Ser. 05-C7, Class XCL, IO, 0.37s, 2040	3,367,797	13,111
FRB Ser. 05-C2, Class XCL, IO, 0.195s, 2040	336,303	20

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3 1/2s, 2048	828,000	758,514

Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS,
IO, zero %, 2028	810	—

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
6.032s, 2050	37,867	37,955

Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.587s, 2039	724,953	1,216
FRB Ser. 05-MCP1, Class XC, IO, 0.07s, 2043	582,116	6

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 6.696s, 2044	101,461	1,370
FRB Ser. 06-C4, Class X, IO, 6.438s, 2045	1,182,840	160,511
FRB Ser. 07-C5, Class X, IO, 5.894s, 2049	267,722	30,119

Dynamic Asset Allocation Balanced Fund 81

MORTGAGE-BACKED SECURITIES (3.4%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
ML-CFC Commercial Mortgage Trust FRB Ser. 06-2, Class AJ,
6.069s, 2046	$315,000	$321,515

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.562s, 2046	488,000	510,765
FRB Ser. 14-C17, Class XA, IO, 1.433s, 2047	11,039,987	778,650

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class E, 4.813s, 2045	495,000	481,388
FRB Ser. 12-C6, Class XA, IO, 2.244s, 2045	12,292,621	1,003,078

Morgan Stanley Capital I Trust
Ser. 07-IQ14, Class A2, 5.61s, 2049	267,303	267,933
Ser. 07-HQ11, Class C, 5.558s, 2044	352,000	351,792
Ser. 07-HQ11, Class AJ, 5.508s, 2044	361,000	362,231

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E,
5.351s, 2049	526,000	549,509

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	551,188	552,566

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	437,738	109,435

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	326,000	345,818
FRB Ser. 12-C4, Class XA, IO, 1.975s, 2045	8,889,662	810,035

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C25, Class AJ, 5.9s, 2043	242,000	245,703
FRB Ser. 06-C29, IO, 0.527s, 2048	55,111,206	186,276
FRB Ser. 07-C34, IO, 0.459s, 2046	8,192,096	61,441

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C18, Class XC, IO, 0.195s, 2042	1,371,671	480
FRB Ser. 06-C26, Class XC, IO, 0.178s, 2045	10,880,765	4,244

Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16,
Class XA, IO, 1.633s, 2050	3,756,325	295,811

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.435s, 2046	676,000	651,176

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047	364,000	376,522
Ser. 13-C18, Class AS, 4.387s, 2046	725,000	789,315
Ser. 13-C12, Class AS, 3.56s, 2048	581,000	602,236
FRB Ser. 13-C14, Class XA, IO, 1.033s, 2046	8,039,087	380,329

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.822s, 2044	860,000	917,740
FRB Ser. 11-C2, Class D, 5.644s, 2044	1,456,000	1,569,626
FRB Ser. 11-C4, Class E, 5.433s, 2044	682,000	707,619
FRB Ser. 13-C17, Class D, 5.296s, 2046	371,000	362,612
FRB Ser. 13-UBS1, Class D, 4.785s, 2046	908,000	881,813
FRB Ser. 13-C15, Class D, 4.63s, 2046	612,000	570,610
FRB Ser. 12-C10, Class D, 4.605s, 2045	343,000	325,528
Ser. 14-C19, Class D, 4.234s, 2047	212,000	188,833
FRB Ser. 12-C9, Class XA, IO, 2.34s, 2045	7,254,851	708,001
FRB Ser. 12-C10, Class XA, IO, 1.917s, 2045	5,729,011	503,064
FRB Ser. 13-C12, Class XA, IO, 1.613s, 2048	3,453,710	249,137

		44,053,089

82 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.4%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) (0.7%)
BCAP, LLC Trust FRB Ser. 15-RR5, Class 2A3, 1.253s, 2046	$490,000	$378,711

BCAP, LLC Trust 144A FRB Ser. 14-RR1, Class 2A2, 2.35s, 2036	472,304	399,985

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A3, 1.759s, 2035	1,621,621	1,397,052
FRB Ser. 05-27, Class 2A1, 1.549s, 2035	405,339	330,954
FRB Ser. 05-27, Class 1A1, 1.197s, 2035	433,018	349,402
FRB Ser. 06-OA7, Class 1A2, 1.139s, 2046	2,104,956	1,673,440
FRB Ser. 05-59, Class 1A1, 0.526s, 2035	311,922	249,422
FRB Ser. 06-OC2, Class 2A3, 0.484s, 2036	398,859	356,979
FRB Ser. 06-OA2, Class A5, 0.446s, 2046	1,093,740	836,711
FRB Ser. 06-OC8, Class 2A2A, 0.314s, 2036	478,341	460,704

CSMC Trust 144A FRB Ser. 13-5R, Class 1A6, 0.449s, 2036	650,000	507,000

JPMorgan Mortgage Acquisition Trust FRB Ser. 07-CH1,
Class MV6, 0.744s, 2036	851,000	617,197

Morgan Stanley Resecuritization Trust 144A
FRB Ser. 15-R7, Class 2B, 2.573s, 2035 F	990,000	499,950
Ser. 15-R4, Class CB1, 0.598s, 2047	160,000	128,000

Nomura Resecuritization Trust 144A
FRB Ser. 14-3R, Class 3A9, 0.719s, 2035	1,343,000	1,159,143
FRB Ser. 15-1R, Class 6A9, 0.426s, 2047	1,150,000	713,000
FRB Ser. 15-4R, Class 1A14, 0.404s, 2047	550,000	317,625

Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 05-WF3, Class M3, 0.774s, 2035	410,347	307,637

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR19, Class A1C3, 0.694s, 2045	273,690	240,847
FRB Ser. 05-AR13, Class A1C3, 0.684s, 2045	520,964	447,277
FRB Ser. 05-AR9, Class A1C3, 0.674s, 2045	879,702	809,326
FRB Ser. 05-AR11, Class A1B3, 0.594s, 2045	679,686	601,522
FRB Ser. 05-AR13, Class A1B3, 0.554s, 2045	481,933	432,535

		13,214,419

Total mortgage-backed securities (cost $61,885,751)		$63,072,189

ASSET-BACKED SECURITIES (1.7%)*	Principal amount	Value

Station Place Securitization Trust
FRB Ser. 15-2, Class A, 1.235s, 2017	$2,771,000	$2,771,000
FRB Ser. 15-4, Class A, 1.233s, 2017	2,828,000	2,828,000
FRB Ser. 14-3, Class A, 1.056s, 2016	16,127,000	16,127,000

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A,
1.055s, 2016	10,170,000	10,170,000

Total asset-backed securities (cost $31,896,000)		$31,896,000

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.7%)*	Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 8.28s, 2033
(Argentina) (In default) †	$539,785	$535,736

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)	252,000	253,890

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)	2,949,000	3,034,521

Dynamic Asset Allocation Balanced Fund 83

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.7%)* cont.		Principal amount	Value

Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s,
2033 (Argentina)		$1,069,755	$919,989

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina) (In default) †		1,902,566	1,916,835

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		470,000	441,213

Brazil (Federal Republic of) unsec. notes 10s, 2021
(Brazil) (units)	BRL	5,212	1,102,221

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		$580,000	562,600

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9 3/8s,
2018 (Argentina)		1,000,000	970,000

Colombia (Republic of) sr. unsec. unsub. bonds 5s,
2045 (Colombia)		300,000	258,000

Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		200,000	210,000

Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		475,000	425,433

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		360,000	327,600

Peru (Republic of) sr. unsec. unsub. bonds 4 1/8s, 2027 (Peru)		475,000	465,158

Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)		200,000	183,000

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)		200,000	200,000

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)		790,000	782,100

Total foreign government and agency bonds and notes (cost $13,481,958)			$12,588,296

SENIOR LOANS (0.2%)* [c]		Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020		$372,779	$287,972

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017		1,232,688	1,147,060

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 1/2s, 2017		94,525	85,368

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021		350,563	305,866

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020		298,477	294,995

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021		163,958	155,248

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019		159,182	103,004

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020		205,885	201,299

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017		722,336	278,099

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017		7,413	2,854

Total senior loans (cost $3,497,741)			$2,861,765

INVESTMENT COMPANIES (0.1%)*		Shares	Value

Hercules Technology Growth Capital, Inc.		12,683	$128,225

iShares Russell 2000 Value ETF		9,467	852,977

84 Dynamic Asset Allocation Balanced Fund

INVESTMENT COMPANIES (0.1%)* cont.	Shares	Value

Medley Capital Corp. S	27,360	$203,558

Solar Capital, Ltd.	10,696	169,211

Total investment companies (cost $1,544,302)		$1,353,971

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	277	$278,385

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	5,340	136,330

HSBC USA, Inc. $0.88 pfd.	22,450	482,226

M/I Homes, Inc. Ser. A, $2.438 pfd.	4,703	119,691

Total preferred stocks (cost $902,266)		$1,016,632

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$62,000	$70,796

Jazz Technologies, Inc. cv. company guaranty sr. unsec.
bonds 8s, 2018	87,000	126,204

Navistar International Corp. cv. sr. unsec. sub. bonds
4 1/2s, 2018	57,000	41,717

Total convertible bonds and notes (cost $188,110)		$238,717

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Gree Electric Appliances, Inc. of Zhuhai
144A (China)	6/24/16	$0.00	30,200	$76,865

Wuliangye Yibin Co., Ltd. 144A (China)	4/15/16	0.00	36,200	137,424

Total warrants (cost $251,840)				$214,289

CONVERTIBLE PREFERRED STOCKS (—%)*		Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R		7,508	$166,349

Total convertible preferred stocks (cost $137,227)			$166,349

SHORT-TERM INVESTMENTS (24.6%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.24% [d]	Shares	19,979,586	$19,979,586

Putnam Money Market Liquidity Fund 0.11% L	Shares	139,211,020	139,211,020

Putnam Short Term Investment Fund 0.13% L	Shares	277,946,939	277,946,939

SSgA Prime Money Market Fund Class N 0.09% P	Shares	400,000	400,000

U.S. Treasury Bills 0.10%, February 18, 2016 # ∆ §		$1,998,000	1,997,829

U.S. Treasury Bills 0.16%, February 11, 2016 # ∆ §		1,194,000	1,193,889

U.S. Treasury Bills 0.09%, February 4, 2016 # ∆ §		1,644,000	1,643,891

U.S. Treasury Bills 0.13%, January 21, 2016 # §		132,000	131,995

U.S. Treasury Bills 0.10%, January 14, 2016 ∆ §		1,138,000	1,137,974

U.S. Treasury Bills 0.02%, October 22, 2015 # §		975,000	974,991

U.S. Treasury Bills 0.02%, October 15, 2015 # §		6,819,000	6,818,935

U.S. Treasury Bills 0.02%, October 8, 2015 # §		520,000	519,998

U.S. Treasury Bills 0.01%, October 1, 2015		2,395,000	2,395,000

Total short-term investments (cost $454,350,137)			$454,352,047

TOTAL INVESTMENTS

Total investments (cost $2,137,099,924)			$2,143,009,866

Dynamic Asset Allocation Balanced Fund 85

Key to holding’s currency abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
USD / $	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through September 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,849,043,267.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $330,314, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

86 Dynamic Asset Allocation Balanced Fund

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $574,082,893 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $197,371,647)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/21/15	$1,814,137	$1,827,481	$(13,344)

	Australian Dollar	Sell	10/21/15	1,814,137	1,850,132	35,995

	British Pound	Sell	12/16/15	113,119	114,504	1,385

	Canadian Dollar	Sell	10/21/15	635,229	647,672	12,443

	Euro	Sell	12/16/15	1,079,887	1,093,610	13,723

	Mexican Peso	Buy	10/21/15	1,641,486	1,760,879	(119,393)

	New Taiwan Dollar	Sell	11/18/15	1,857,705	1,865,199	7,494

	New Zealand Dollar	Buy	10/21/15	2,729,647	2,795,076	(65,429)

	New Zealand Dollar	Sell	10/21/15	2,729,647	2,822,856	93,209

	Norwegian Krone	Buy	12/16/15	150,717	155,698	(4,981)

	Swedish Krona	Sell	12/16/15	1,840,542	1,830,640	(9,902)

Barclays Bank PLC
	Australian Dollar	Buy	10/21/15	681,187	771,245	(90,058)

	British Pound	Buy	12/16/15	1,401,429	1,418,481	(17,052)

	Canadian Dollar	Buy	10/21/15	4,551,047	4,633,821	(82,774)

	Canadian Dollar	Sell	10/21/15	4,551,047	4,612,094	61,047

	Euro	Sell	12/16/15	881,296	868,225	(13,071)

	Hong Kong Dollar	Sell	11/18/15	1,208,045	1,207,453	(592)

	Japanese Yen	Buy	11/18/15	766,361	699,140	67,221

	Mexican Peso	Buy	10/21/15	1,887,370	2,009,628	(122,258)

	New Zealand Dollar	Buy	10/21/15	2,239,540	2,238,247	1,293

	Norwegian Krone	Sell	12/16/15	1,515,164	1,563,733	48,569

Dynamic Asset Allocation Balanced Fund 87

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $197,371,647) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.
	Singapore Dollar	Sell	11/18/15	$1,045,464	$1,114,428	$68,964

	Swedish Krona	Sell	12/16/15	1,633,780	1,619,642	(14,138)

	Swiss Franc	Buy	12/16/15	4,342,530	4,350,676	(8,146)

Citibank, N.A.
	Australian Dollar	Buy	10/21/15	1,589,692	1,727,606	(137,914)

	Australian Dollar	Sell	10/21/15	1,589,692	1,587,618	(2,074)

	British Pound	Sell	12/16/15	90,586	91,682	1,096

	Canadian Dollar	Sell	10/21/15	1,587,846	1,627,024	39,178

	Chilean Peso	Buy	10/21/15	50,240	54,074	(3,834)

	Chilean Peso	Sell	10/21/15	50,240	49,561	(679)

	Danish Krone	Sell	12/16/15	1,184,428	1,178,512	(5,916)

	Euro	Sell	12/16/15	527,860	534,408	6,548

	Japanese Yen	Sell	11/18/15	1,262,030	1,220,711	(41,319)

	Mexican Peso	Buy	10/21/15	1,881,564	2,019,608	(138,044)

	New Zealand Dollar	Buy	10/21/15	507,089	531,577	(24,488)

	New Zealand Dollar	Sell	10/21/15	507,089	505,443	(1,646)

	Norwegian Krone	Buy	12/16/15	1,281,180	1,324,672	(43,492)

	Swedish Krona	Sell	12/16/15	1,893,026	1,884,688	(8,338)

Credit Suisse International
	Australian Dollar	Buy	10/21/15	2,488,031	2,836,385	(348,354)

	British Pound	Buy	12/16/15	3,983,193	4,031,510	(48,317)

	Canadian Dollar	Sell	10/21/15	419,964	347,872	(72,092)

	Euro	Sell	12/16/15	2,212,805	2,240,452	27,647

	Japanese Yen	Buy	11/18/15	2,313,387	2,268,055	45,332

	New Zealand Dollar	Sell	10/21/15	569,716	666,038	96,322

	Norwegian Krone	Sell	12/16/15	2,334,841	2,412,989	78,148

	Singapore Dollar	Buy	11/18/15	119,624	88,360	31,264

	Swedish Krona	Buy	12/16/15	3,092,123	3,077,927	14,196

	Swiss Franc	Sell	12/16/15	1,415,615	1,417,840	2,225

Deutsche Bank AG
	Australian Dollar	Buy	10/21/15	898,970	948,013	(49,043)

	Australian Dollar	Sell	10/21/15	898,970	967,266	68,296

	British Pound	Buy	12/16/15	13,308	13,469	(161)

	Canadian Dollar	Buy	10/21/15	605,857	602,901	2,956

	Canadian Dollar	Sell	10/21/15	605,857	643,194	37,337

	Euro	Sell	12/16/15	907,700	918,984	11,284

	New Zealand Dollar	Buy	10/21/15	772,284	769,760	2,524

	New Zealand Dollar	Sell	10/21/15	772,284	809,566	37,282

	Norwegian Krone	Sell	12/16/15	1,232,959	1,274,520	41,561

	Polish Zloty	Sell	12/16/15	1,637,693	1,639,865	2,172

	Swedish Krona	Sell	12/16/15	1,309,952	1,304,616	(5,336)

88 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $197,371,647) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International
	Australian Dollar	Buy	10/21/15	$3,391,348	$3,577,811	$(186,463)

	Australian Dollar	Sell	10/21/15	3,391,348	3,456,490	65,142

	British Pound	Buy	12/16/15	838,105	848,300	(10,195)

	Canadian Dollar	Buy	10/21/15	1,247,080	1,257,082	(10,002)

	Canadian Dollar	Sell	10/21/15	1,247,080	1,324,052	76,972

	Euro	Sell	12/16/15	1,130,793	1,144,961	14,168

	Japanese Yen	Buy	11/18/15	1,813,875	1,699,633	114,242

	New Zealand Dollar	Buy	10/21/15	1,037,862	1,034,435	3,427

	New Zealand Dollar	Sell	10/21/15	1,037,862	1,088,114	50,252

	Norwegian Krone	Sell	12/16/15	933,132	964,524	31,392

	Swedish Krona	Buy	12/16/15	931,354	920,506	10,848

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/21/15	383,961	417,036	(33,075)

	Australian Dollar	Sell	10/21/15	383,961	383,502	(459)

	British Pound	Buy	12/16/15	558,939	565,718	(6,779)

	Canadian Dollar	Sell	10/21/15	784,633	922,755	138,122

	Euro	Sell	12/16/15	130,007	131,623	1,616

	Japanese Yen	Sell	11/18/15	4,358,215	4,216,258	(141,957)

	New Zealand Dollar	Buy	10/21/15	132,087	131,636	451

	New Zealand Dollar	Sell	10/21/15	132,087	138,493	6,406

	Swedish Krona	Sell	12/16/15	811,846	808,584	(3,262)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/21/15	2,692,703	2,784,453	(91,750)

	Australian Dollar	Sell	10/21/15	2,692,703	2,808,062	115,359

	British Pound	Buy	12/16/15	858,370	868,967	(10,597)

	Canadian Dollar	Sell	10/21/15	827,416	785,889	(41,527)

	Euro	Sell	12/16/15	4,138,856	4,172,912	34,056

	Japanese Yen	Buy	11/18/15	1,991,796	1,915,635	76,161

	Japanese Yen	Sell	11/18/15	1,922,393	1,964,245	41,852

	Mexican Peso	Buy	10/21/15	1,845,240	1,979,766	(134,526)

	Mexican Peso	Sell	10/21/15	1,831,018	1,840,386	9,368

	New Taiwan Dollar	Sell	11/18/15	1,781,313	1,844,099	62,786

	New Zealand Dollar	Buy	10/21/15	233,849	187,955	45,894

	Norwegian Krone	Sell	12/16/15	1,696,656	1,762,613	65,957

	Singapore Dollar	Sell	11/18/15	66,723	103,435	36,712

	South Korean Won	Sell	11/18/15	39,363	32,659	(6,704)

	Swedish Krona	Buy	12/16/15	438,430	436,546	1,884

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/21/15	3,515,526	3,606,404	(90,878)

	Australian Dollar	Sell	10/21/15	3,515,526	3,662,824	147,298

	British Pound	Buy	12/16/15	1,265,929	1,268,625	(2,696)

	Canadian Dollar	Sell	10/21/15	536,325	595,753	59,428

	Euro	Sell	12/16/15	621,617	615,584	(6,033)

Dynamic Asset Allocation Balanced Fund 89

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $197,371,647) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.
	Japanese Yen	Sell	11/18/15	$2,656,590	$2,680,503	$23,913

	New Zealand Dollar	Buy	10/21/15	848,446	839,344	9,102

	Norwegian Krone	Sell	12/16/15	131,253	135,288	4,035

	Singapore Dollar	Sell	11/18/15	10,173	36,091	25,918

	South Korean Won	Sell	11/18/15	59,485	73,679	14,194

	Swedish Krona	Sell	12/16/15	3,357,340	3,319,696	(37,644)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/21/15	2,210,508	2,360,778	(150,270)

	Brazilian Real	Buy	10/2/15	1,674,436	2,033,070	(358,634)

	Brazilian Real	Sell	10/2/15	1,674,436	1,866,316	191,880

	British Pound	Sell	12/16/15	173,761	175,866	2,105

	Canadian Dollar	Sell	10/21/15	2,309,990	2,452,743	142,753

	Chilean Peso	Buy	10/21/15	1,731,028	1,859,080	(128,052)

	Chilean Peso	Sell	10/21/15	1,731,028	1,844,362	113,334

	Euro	Buy	12/16/15	4,304,778	4,358,407	(53,629)

	Hungarian Forint	Buy	12/16/15	1,660,309	1,652,030	8,279

	Japanese Yen	Sell	11/18/15	1,672,459	1,579,662	(92,797)

	New Zealand Dollar	Buy	10/21/15	1,433,038	1,428,707	4,331

	New Zealand Dollar	Sell	10/21/15	1,433,038	1,502,468	69,430

	Norwegian Krone	Sell	12/16/15	699,371	722,973	23,602

	Singapore Dollar	Buy	11/18/15	313,478	263,386	50,092

	Swedish Krona	Sell	12/16/15	753,821	750,764	(3,057)

UBS AG
	Australian Dollar	Buy	10/21/15	1,327,595	1,276,697	50,898

	British Pound	Buy	12/16/15	348,278	352,491	(4,213)

	Canadian Dollar	Sell	10/21/15	641,372	724,323	82,951

	Chilean Peso	Buy	10/21/15	1,884	2,030	(146)

	Chilean Peso	Sell	10/21/15	1,884	1,859	(25)

	Euro	Buy	12/16/15	6,882,207	6,968,685	(86,478)

	Israeli Shekel	Buy	10/21/15	1,173	1,169	4

	Israeli Shekel	Sell	10/21/15	1,173	1,220	47

	Japanese Yen	Sell	11/18/15	631,577	610,759	(20,818)

	New Zealand Dollar	Buy	10/21/15	915,160	906,054	9,106

	New Zealand Dollar	Sell	10/21/15	915,160	933,786	18,626

	Swedish Krona	Sell	12/16/15	943,622	939,052	(4,570)

WestPac Banking Corp.
	Australian Dollar	Buy	10/21/15	42,281	45,944	(3,663)

	Australian Dollar	Sell	10/21/15	42,281	42,225	(56)

	Canadian Dollar	Sell	10/21/15	214,290	314,892	100,602

	Euro	Sell	12/16/15	1,826,141	1,848,850	22,709

	Japanese Yen	Buy	11/18/15	1,082,494	985,563	96,931

90 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $197,371,647) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp. cont.
	New Zealand Dollar	Buy	10/21/15	$1,749,944	$1,834,920	$(84,976)

	New Zealand Dollar	Sell	10/21/15	1,749,944	1,760,656	10,712

	South Korean Won	Sell	11/18/15	135,947	129,608	(6,339)

Total						$(62,397)

FUTURES CONTRACTS OUTSTANDING at 9/30/15
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Long)	374	$12,917,519	Dec-15	$(321,266)

MSCI EAFE Index Mini (Short)	170	14,020,750	Dec-15	520,931

Russell 2000 Index Mini (Short)	67	7,342,530	Dec-15	305,721

S&P 500 Index (Long)	36	17,178,300	Dec-15	(280,635)

S&P 500 Index E-Mini (Long)	668	63,750,580	Dec-15	(248,357)

S&P 500 Index E-Mini (Short)	134	12,788,290	Dec-15	162,597

S&P Mid Cap 400 Index
E-Mini (Long)	79	10,766,910	Dec-15	(293,566)

U.S. Treasury Bond 30 yr (Long)	94	14,790,313	Dec-15	210,762

U.S. Treasury Bond 30 yr (Short)	15	2,360,156	Dec-15	(32,144)

U.S. Treasury Bond Ultra
30 yr (Long)	157	25,183,781	Dec-15	169,100

U.S. Treasury Bond Ultra
30 yr (Short)	7	1,122,844	Dec-15	(9,539)

U.S. Treasury Note 2 yr (Long)	412	90,240,875	Dec-15	142,312

U.S. Treasury Note 2 yr (Short)	164	35,921,125	Dec-15	(56,780)

U.S. Treasury Note 5 yr (Long)	686	82,673,719	Dec-15	617,401

U.S. Treasury Note 5 yr (Short)	58	6,989,906	Dec-15	(52,552)

U.S. Treasury Note 10 yr (Long)	262	33,728,406	Dec-15	432,127

U.S. Treasury Note 10 yr (Short)	870	111,998,906	Dec-15	(955,814)

Total				$310,298

TBA SALE COMMITMENTS OUTSTANDING at 9/30/15 (proceeds receivable $100,775,742)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 6s,
September 1, 2045	$6,000,000	9/14/15	$6,792,187

Federal National Mortgage Association, 4s,
October 1, 2045	54,000,000	10/14/15	57,594,375

Federal National Mortgage Association, 3 1/2s,
October 1, 2045	1,000,000	10/14/15	1,042,969

Federal National Mortgage Association, 3s,
October 1, 2045	35,000,000	10/14/15	35,464,842

Total			$100,894,373

Dynamic Asset Allocation Balanced Fund 91

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$60,200,000 E	$(302,210)	12/16/17	3 month USD-	1.25%	$159,765
			LIBOR-BBA

92,405,000 E	459,916	12/16/17	1.25%	3 month USD-	(249,200)
				LIBOR-BBA

12,200,000 E	(74,275)	12/16/25	3 month USD-	2.35%	247,134
			LIBOR-BBA

29,035,000 E	175,923	12/16/25	2.35%	3 month USD-	(589,004)
				LIBOR-BBA

43,700,000 E	(25,813)	12/16/20	3 month USD-	1.70%	441,078
			LIBOR-BBA

36,507,000 E	52,630	12/16/20	1.70%	3 month USD-	(337,410)
				LIBOR-BBA

4,731,000 E	15,447	12/16/45	3 month USD-	2.70%	167,198
			LIBOR-BBA

1,432,000	(18)	9/29/25	2.162%	3 month USD-	(20,324)
				LIBOR-BBA

728,000	(9)	9/30/25	2.07%	3 month USD-	(4,048)
				LIBOR-BBA

Total	$301,591				$(184,811)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$70,420	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(612)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,546,936	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,174)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

194,659	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,784)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,034	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(45)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

23,278	—	1/12/41	5.00% (1 month	Synthetic MBX Index	40
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

52,540	—	1/12/40	5.00% (1 month	Synthetic MBX Index	75
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

399,339	—	1/12/40	4.50% (1 month	Synthetic MBX Index	651
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

92 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$875,603	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$1,520
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

526,426	—	1/12/41	5.00% (1 month	Synthetic MBX Index	914
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

88,454	—	1/12/40	5.00% (1 month	Synthetic MBX Index	126
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

287,088	—	1/12/40	5.00% (1 month	Synthetic MBX Index	409
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

208,166	—	1/12/40	5.00% (1 month	Synthetic MBX Index	296
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

348,795	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(825)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

57,241	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(219)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

51,057	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(70)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

25,498	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(35)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

25,498	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(35)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

51,182	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(70)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

132,974	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(183)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

51,182	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(70)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

51,213	—	1/12/41	5.00% (1 month	Synthetic MBX Index	89
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

55,843	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(132)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

102,177	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(140)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Balanced Fund 93

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$223,806	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$2,877
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	40,571	—	1/12/41	5.00% (1 month	Synthetic MBX Index	70
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	135,179	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(320)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	457,044	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(3,237)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	404,713	—	1/12/41	5.00% (1 month	Synthetic MBX Index	703
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	395,734	—	1/12/41	5.00% (1 month	Synthetic MBX Index	687
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	596	—	12/17/15	(3 month USD-	A basket	(2,838,852)
				LIBOR-BBA plus	(CGPUTQL2) of
				0.42%)	common stocks

units	12,920	—	12/17/15	3 month USD-	Russell 1000 Total	2,937,985
				LIBOR-BBA plus	Return Index
				0.15%

units	802	—	12/17/15	3 month USD-	Russell 1000 Total	182,373
				LIBOR-BBA plus	Return Index
				0.15%

Credit Suisse International
	$2,275,718	—	1/12/41	4.50% (1 month	Synthetic MBX Index	4,066
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	746,194	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,837)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

Goldman Sachs International
	120,706	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(1,092)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	18,935	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(140)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	174,930	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,521)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	174,930	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,521)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

94 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,924,489	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(17,633)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

839,131	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(7,425)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

30,232	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(72)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

36,266	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(86)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

56,330	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(516)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

669,154	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,581)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Total	$—				$233,654

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$1,504	$22,000	5/11/63	300 bp	$936
BBB– Index

CMBX NA	BBB–/P	2,953	49,000	5/11/63	300 bp	1,689
BBB– Index

CMBX NA	BBB–/P	6,050	98,000	5/11/63	300 bp	3,522
BBB– Index

CMBX NA	BBB–/P	5,757	101,000	5/11/63	300 bp	3,151
BBB– Index

Barclays Bank PLC
CMBX NA	BBB–/P	8,647	78,000	5/11/63	300 bp	6,635
BBB– Index

Credit Suisse International
CMBX NA BB Index	—	(23,899)	1,354,000	5/11/63	(500 bp)	22,905

CMBX NA	BBB–/P	14,186	980,000	5/11/63	300 bp	(11,098)
BBB– Index

CMBX NA	BBB–/P	13,365	1,220,000	5/11/63	300 bp	(18,111)
BBB– Index

CMBX NA	BBB–/P	17,691	1,347,000	5/11/63	300 bp	(17,062)
BBB– Index

Dynamic Asset Allocation Balanced Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA	BBB–/P	$22,636	$636,000	1/17/47	300 bp	$(12,852)
BBB– Index

CMBX NA	BBB–/P	25,039	730,000	1/17/47	300 bp	(15,695)
BBB– Index

Goldman Sachs International
CMBX NA	BBB–/P	(657)	95,000	5/11/63	300 bp	(3,108)
BBB– Index

CMBX NA	BBB–/P	75	21,000	1/17/47	300 bp	(1,097)
BBB– Index

CMBX NA	BBB–/P	75	21,000	1/17/47	300 bp	(1,097)
BBB– Index

CMBX NA	BBB–/P	126	32,000	1/17/47	300 bp	(1,660)
BBB– Index

CMBX NA	BBB–/P	171	40,000	1/17/47	300 bp	(2,061)
BBB– Index

CMBX NA	BBB–/P	143	40,000	1/17/47	300 bp	(2,089)
BBB– Index

CMBX NA	BBB–/P	143	40,000	1/17/47	300 bp	(2,089)
BBB– Index

CMBX NA BB Index	—	(1,839)	215,000	5/11/63	(500 bp)	5,593

CMBX NA BB Index	—	(1,113)	105,000	5/11/63	(500 bp)	2,516

CMBX NA BB Index	—	909	54,000	5/11/63	(500 bp)	2,776

CMBX NA BB Index	—	492	48,000	5/11/63	(500 bp)	2,151

CMBX NA BB Index	—	58	48,000	5/11/63	(500 bp)	1,717

CMBX NA BB Index	—	995	44,000	5/11/63	(500 bp)	2,516

CMBX NA BB Index	—	(365)	38,000	5/11/63	(500 bp)	949

CMBX NA BB Index	—	(84)	42,000	1/17/47	(500 bp)	2,132

CMBX NA	—	(817)	90,000	5/11/63	(300 bp)	1,505
BBB– Index

CMBX NA	BBB–/P	(233)	29,000	5/11/63	300 bp	(981)
BBB– Index

CMBX NA	BBB–/P	(491)	45,000	5/11/63	300 bp	(1,652)
BBB– Index

CMBX NA	BBB–/P	447	75,000	5/11/63	300 bp	(1,488)
BBB– Index

CMBX NA	BBB–/P	971	85,000	5/11/63	300 bp	(1,222)
BBB– Index

CMBX NA	BBB–/P	(842)	90,000	5/11/63	300 bp	(3,164)
BBB– Index

CMBX NA	BBB–/P	(903)	90,000	5/11/63	300 bp	(3,225)
BBB– Index

CMBX NA	BBB–/P	(903)	90,000	5/11/63	300 bp	(3,225)
BBB– Index

CMBX NA	BBB–/P	(361)	90,000	5/11/63	300 bp	(2,683)
BBB– Index

96 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA	BBB–/P	$(1,633)	$98,000	5/11/63	300 bp	$(4,161)
BBB– Index

CMBX NA	BBB–/P	1,286	61,000	1/17/47	300 bp	(2,118)
BBB– Index

CMBX NA	BBB–/P	2,727	90,000	1/17/47	300 bp	(2,295)
BBB– Index

CMBX NA	BBB–/P	2,874	96,000	1/17/47	300 bp	(2,483)
BBB– Index

JPMorgan Securities LLC
CMBX NA	—	(2,879)	120,000	5/11/63	(300 bp)	247
BBB– Index

CMBX NA	—	(1,546)	60,000	5/11/63	(300 bp)	17
BBB– Index

CMBX NA	BBB–/P	3,320	60,000	1/17/47	300 bp	(43)
BBB– Index

CMBX NA	BBB–/P	6,330	120,000	1/17/47	300 bp	(397)
BBB– Index

Total		$100,405				$(56,199)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2015. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY	B+/P	$47,005	$61,654,000	12/20/20	500 bp	$69,440
Series 25 Index

NA IG	BBB+/P	(272,425)	73,500,000	12/20/20	100 bp	(25,865)
Series 25 Index

Total		$(225,420)				$43,575

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2015. Securities rated by Putnam are indicated by “/P.”

Dynamic Asset Allocation Balanced Fund 97

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$23,280,555	$12,558,838	$—

Capital goods	58,339,279	7,254,474	—

Communication services	23,955,171	11,528,984	—

Conglomerates	306,244	1,727,629	—

Consumer cyclicals	120,747,901	27,927,427	—

Consumer staples	67,795,855	17,757,262	123,614

Energy	53,408,842	11,517,779	998

Financials	145,972,368	44,194,627	165,707

Health care	120,911,268	20,467,105	—

Miscellaneous	—	131,442	—

Technology	154,516,998	8,092,396	—

Transportation	23,419,909	8,452,744	—

Utilities and power	24,922,189	7,629,928	—

Total common stocks	817,576,579	179,240,635	290,319

Asset-backed securities	—	—	31,896,000

Convertible bonds and notes	—	238,717	—

Convertible preferred stocks	—	166,349	—

Corporate bonds and notes	—	288,828,520	627,006

Foreign government and agency bonds and notes	—	12,588,296	—

Investment companies	1,353,971	—	—

Mortgage-backed securities	—	59,705,721	3,366,468

Preferred stocks	618,556	398,076	—

Senior loans	—	2,861,765	—

U.S. government and agency mortgage obligations	—	288,686,552	—

Warrants	—	214,289	—

Short-term investments	417,557,959	36,794,088	—

Totals by level	$1,237,107,065	$869,723,008	$36,179,793

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(62,397)	$—

Futures contracts	310,298	—	—

TBA sale commitments	—	(100,894,373)	—

Interest rate swap contracts	—	(486,402)	—

Total return swap contracts	—	233,654	—

Credit default contracts	—	112,391	—

Totals by level	$310,298	$(101,097,127)	$—

98 Dynamic Asset Allocation Balanced Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change
				in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-			into	out of	as of
in securities:	9/30/14	premiums	gain/(loss)	tion)#	Purchases	Sales	Level 3†	Level 3†	9/30/15

Common stocks*:

Basic
materials	$45,603	$—	$—	$(45,603)	$—	$—	$—	$—	$—

Consumer
staples	63,028	—	(28,680)	13,887	145,177	(69,798)	—	—	123,614

Energy	998	—	—	—	—	—	—	—	998

Financials	142,223	—	—	23,484	—	—	—	—	165,707

Total common
stocks	$251,852	$—	$(28,680)	$(8,232)	$145,177	$(69,798)	$—	$—	$290,319

Asset-backed
securities	$—	$—	$—	$—	$5,599,000	$—	$26,297,000	$—	$31,896,000

Corporate bonds
and notes	5	(32,076)	—	35,077	624,000	—	—	—	627,006

Mortgage-
backed securities	—	(622)	—	(16,687)	2,864,721	—	519,056	—	3,366,468

Totals:	$251,857	$(32,698)	$(28,680)	$10,158	$9,232,898	$(69,798)	$26,816,056	$—	$36,179,793

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $20,311 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

Level 3 securities which are fair valued by Putnam, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 99

Statement of assets and liabilities 9/30/15

ASSETS

Investment in securities, at value, including $19,452,884 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,699,962,379)	$1,705,872,321
Affiliated issuers (identified cost $437,137,545) (Notes 1 and 5)	437,137,545

Foreign currency (cost $1,467,105) (Note 1)	1,464,843

Dividends, interest and other receivables	7,106,791

Receivable for shares of the fund sold	22,570,260

Receivable for investments sold	5,571,665

Receivable for sales of delayed delivery securities (Note 1)	49,200,097

Receivable for variation margin (Note 1)	3,971,930

Unrealized appreciation on forward currency contracts (Note 1)	3,242,058

Unrealized appreciation on OTC swap contracts (Note 1)	3,193,838

Premium paid on OTC swap contracts (Note 1)	38,565

Prepaid assets	47,382

Total assets	2,239,417,295

LIABILITIES

Payable to custodian	199,648

Payable for investments purchased	8,580,397

Payable for purchases of delayed delivery securities (Note 1)	239,509,409

Payable for shares of the fund repurchased	8,767,732

Payable for compensation of Manager (Note 2)	793,142

Payable for custodian fees (Note 2)	77,721

Payable for investor servicing fees (Note 2)	488,591

Payable for Trustee compensation and expenses (Note 2)	365,555

Payable for administrative services (Note 2)	6,016

Payable for distribution fees (Note 2)	1,052,322

Payable for variation margin (Note 1)	2,437,475

Unrealized depreciation on OTC swap contracts (Note 1)	3,016,383

Premium received on OTC swap contracts (Note 1)	138,970

Unrealized depreciation on forward currency contracts (Note 1)	3,304,455

TBA sale commitments, at value (proceeds receivable $100,775,742) (Note 1)	100,894,373

Collateral on securities loaned, at value (Note 1)	19,979,586

Collateral on certain derivative contracts, at value (Note 1)	400,000

Other accrued expenses	362,253

Total liabilities	390,374,028

Net assets	$1,849,043,267

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,728,535,112

Undistributed net investment income (Note 1)	18,678,986

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	95,766,015

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	6,063,154

Total — Representing net assets applicable to capital shares outstanding	$1,849,043,267

(Continued on next page)

100 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,205,509,824 divided by 86,728,039 shares)	$13.90

Offering price per class A share (100/94.25 of $13.90)*	$14.75

Net asset value and offering price per class B share ($72,356,189 divided by 5,225,386 shares)**	$13.85

Net asset value and offering price per class C share ($208,644,458 divided by 15,366,156 shares)**	$13.58

Net asset value and redemption price per class M share ($29,153,049 divided by 2,101,796 shares)	$13.87

Offering price per class M share (100/96.50 of $13.87)*	$14.37

Net asset value, offering price and redemption price per class R share
($12,030,779 divided by 871,056 shares)	$13.81

Net asset value, offering price and redemption price per class R5 share
($255,539 divided by 18,348 shares)	$13.93

Net asset value, offering price and redemption price per class R6 share
($60,489,094 divided by 4,343,562 shares)	$13.93

Net asset value, offering price and redemption price per class Y share
($260,604,335 divided by 18,719,794 shares)	$13.92

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 101

Statement of operations Year ended 9/30/15

INVESTMENT INCOME

Dividends (net of foreign tax of $440,534)	$19,878,202

Interest (including interest income of $384,591 from investments in affiliated issuers) (Note 5)	17,461,101

Securities lending (Note 1)	139,214

Total investment income	37,478,517

EXPENSES

Compensation of Manager (Note 2)	9,004,124

Investor servicing fees (Note 2)	2,639,078

Custodian fees (Note 2)	225,450

Trustee compensation and expenses (Note 2)	68,497

Distribution fees (Note 2)	5,863,823

Administrative services (Note 2)	43,731

Other	686,578

Total expenses	18,531,281

Expense reduction (Note 2)	(32,082)

Net expenses	18,499,199

Net investment income	18,979,318

Net realized gain on investments (Notes 1 and 3)	87,054,681

Net realized loss on swap contracts (Note 1)	(696,112)

Net realized gain on futures contracts (Note 1)	15,137,358

Net realized gain on foreign currency transactions (Note 1)	13,598,041

Net realized gain on written options (Notes 1 and 3)	75,471

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(4,718,299)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(135,009,817)

Net loss on investments	(24,558,677)

Net decrease in net assets resulting from operations	$(5,579,359)

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/15	Year ended 9/30/14

Operations:
Net investment income	$18,979,318	$20,957,847

Net realized gain on investments
and foreign currency transactions	115,169,439	158,502,367

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(139,728,116)	(9,817,471)

Net increase (decrease) in net assets resulting
from operations	(5,579,359)	169,642,743

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(17,455,290)	(15,016,530)

Class B	(519,748)	(522,597)

Class C	(1,437,154)	(949,557)

Class M	(284,336)	(257,211)

Class R	(179,517)	(160,131)

Class R5	(2,567)	(1,592)

Class R6	(719,018)	(252,372)

Class Y	(3,424,008)	(2,026,529)

From net realized long-term gain on investments
Class A	(53,998,307)	—

Class B	(3,687,470)	—

Class C	(7,200,284)	—

Class M	(1,376,835)	—

Class R	(730,289)	—

Class R5	(3,857)	—

Class R6	(1,301,731)	—

Class Y	(6,926,740)	—

Increase from capital share transactions (Note 4)	426,883,838	45,401,585

Total increase in net assets	322,057,328	195,857,809

NET ASSETS

Beginning of year	1,526,985,939	1,331,128,130

End of year (including undistributed net investment income
of $18,678,986 and $9,657,851, respectively)	$1,849,043,267	$1,526,985,939

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 103

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
September 30, 2015	$14.69	.17	(.05)	.12	(.21)	(.70)	(.91)	—	$13.90	.65	$1,205,510.98		1.18	343 [d]
September 30, 2014	13.19	.22	1.48	1.70	(.20)	—	(.20)	—	14.69	12.94	1,114,099.99		1.55	351 [d]
September 30, 2013	11.89	.21	1.28	1.49	(.19)	—	(.19)	—	13.19	12.62	969,273	1.02	1.71	190 [e]
September 30, 2012	9.99	.20	1.89	2.09	(.19)	—	(.19)	—	11.89	21.06	899,121	1.06	1.76	182 [e]
September 30, 2011	10.47	.21	(.28)	(.07)	(.41)	—	(.41)	— [f]	9.99	(.92)	843,218	1.06	1.91	158 [e]

Class B
September 30, 2015	$14.63	.06	(.04)	.02	(.10)	(.70)	(.80)	—	$13.85	(.05)	$72,356	1.73	.42	343 [d]
September 30, 2014	13.15	.11	1.46	1.57	(.09)	—	(.09)	—	14.63	11.97	78,865	1.74	.80	351 [d]
September 30, 2013	11.84	.12	1.29	1.41	(.10)	—	(.10)	—	13.15	11.90	81,247	1.77	.96	190 [e]
September 30, 2012	9.95	.11	1.89	2.00	(.11)	—	(.11)	—	11.84	20.13	85,833	1.81	1.02	182 [e]
September 30, 2011	10.43	.13	(.29)	(.16)	(.32)	—	(.32)	— [f]	9.95	(1.71)	88,888	1.81	1.15	158 [e]

Class C
September 30, 2015	$14.38	.06	(.05)	.01	(.11)	(.70)	(.81)	—	$13.58	(.09)	$208,644	1.73	.43	343 d
September 30, 2014	12.92	.11	1.45	1.56	(.10)	—	(.10)	—	14.38	12.09	142,816	1.74	.80	351 d
September 30, 2013	11.65	.12	1.25	1.37	(.10)	—	(.10)	—	12.92	11.81	114,907	1.77	.96	190 e
September 30, 2012	9.80	.11	1.85	1.96	(.11)	—	(.11)	—	11.65	20.07	98,192	1.81	1.01	182 e
September 30, 2011	10.28	.13	(.28)	(.15)	(.33)	—	(.33)	— [f]	9.80	(1.68)	91,254	1.81	1.16	158 e

Class M
September 30, 2015	$14.66	.10	(.05)	.05	(.14)	(.70)	(.84)	—	$13.87	.15	$29,153	1.48	.68	343 [d]
September 30, 2014	13.17	.15	1.47	1.62	(.13)	—	(.13)	—	14.66	12.33	28,808	1.49	1.05	351 [d]
September 30, 2013	11.87	.15	1.28	1.43	(.13)	—	(.13)	—	13.17	12.10	26,680	1.52	1.20	190 [e]
September 30, 2012	9.98	.14	1.89	2.03	(.14)	—	(.14)	—	11.87	20.40	21,876	1.56	1.27	182 [e]
September 30, 2011	10.46	.15	(.28)	(.13)	(.35)	—	(.35)	— [f]	9.98	(1.44)	19,151	1.56	1.41	158 [e]

Class R
September 30, 2015	$14.59	.14	(.06)	.08	(.16)	(.70)	(.86)	—	$13.81	.39	$12,031	1.23	.92	343 [d]
September 30, 2014	13.11	.18	1.47	1.65	(.17)	—	(.17)	—	14.59	12.59	14,744	1.24	1.30	351 [d]
September 30, 2013	11.81	.18	1.28	1.46	(.16)	—	(.16)	—	13.11	12.42	12,512	1.27	1.46	190 [e]
September 30, 2012	9.93	.17	1.88	2.05	(.17)	—	(.17)	—	11.81	20.70	11,821	1.31	1.52	182 [e]
September 30, 2011	10.41	.18	(.28)	(.10)	(.38)	—	(.38)	— [f]	9.93	(1.18)	10,066	1.31	1.66	158 [e]

Class R5
September 30, 2015	$14.71	.22	(.05)	.17	(.25)	(.70)	(.95)	—	$13.93	.97	$256.73		1.46	343 [d]
September 30, 2014	13.21	.28	1.45	1.73	(.23)	—	(.23)	—	14.71	13.12	36.74		1.95	351 [d]
September 30, 2013	11.90	.25	1.29	1.54	(.23)	—	(.23)	—	13.21	12.99	12.75		1.98	190 [e]
September 30, 2012†	11.34	.06	.55	.61	(.05)	—	(.05)	—	11.90	5.41*	11	.19*	.47*	182 [e]

Class R6
September 30, 2015	$14.71	.23	(.04)	.19	(.27)	(.70)	(.97)	—	$13.93	1.08	$60,489.63		1.55	343 [d]
September 30, 2014	13.21	.27	1.48	1.75	(.25)	—	(.25)	—	14.71	13.30	16,200.64		1.91	351 [d]
September 30, 2013	11.90	.25	1.30	1.55	(.24)	—	(.24)	—	13.21	13.11	10,947.65		1.94	190 [e]
September 30, 2012†	11.34	.06	.56	.62	(.06)	—	(.06)	—	11.90	5.44*	11	.16*	.49*	182 [e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 105

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class Y
September 30, 2015	$14.71	.21	(.05)	.16	(.25)	(.70)	(.95)	—	$13.92	.90	$260,604.73		1.43	343 [d]
September 30, 2014	13.21	.26	1.48	1.74	(.24)	—	(.24)	—	14.71	13.20	131,417.74		1.79	351 [d]
September 30, 2013	11.90	.25	1.28	1.53	(.22)	—	(.22)	—	13.21	12.96	115,550.77		1.98	190 [e]
September 30, 2012	10.00	.23	1.89	2.12	(.22)	—	(.22)	—	11.90	21.34	193,491.81		2.01	182 [e]
September 30, 2011	10.49	.24	(.29)	(.05)	(.44)	—	(.44)	— [f]	10.00	(.76)	171,176.81		2.16	158 [e]

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	404%

September 30, 2012	461

September 30, 2011	437

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 107

Notes to financial statements 9/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through September 30, 2015.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to

108 Dynamic Asset Allocation Balanced Fund

Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Dynamic Asset Allocation Balanced Fund 109

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange

110 Dynamic Asset Allocation Balanced Fund

traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or

Dynamic Asset Allocation Balanced Fund 111

loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other

112 Dynamic Asset Allocation Balanced Fund

liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $446,392 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $773,985 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $695,876 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $19,979,586 and the value of securities loaned amounted to $19,452,884.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Dynamic Asset Allocation Balanced Fund 113

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% Prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $14,063,455 to increase undistributed net investment income, $62,781 to increase paid-in-capital and $14,126,236 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$106,370,253
Unrealized depreciation	(106,711,031)

Net unrealized depreciation	(340,778)
Undistributed ordinary income	19,139,199
Undistributed long-term gain	84,868,234
Undistributed short-term gain	17,513,922
Cost for federal income tax purposes	$2,143,207,799

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

114 Dynamic Asset Allocation Balanced Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,857,592	Class R5	227

Class B	119,811	Class R6	17,930

Class C	270,401	Class Y	300,007

Class M	46,551	Total	$2,639,078

Class R	26,559

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s

Dynamic Asset Allocation Balanced Fund 115

expenses were reduced by $4,687 under the expense offset arrangements and by $27,395 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,047, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,018,132	Class M	227,039

Class B	779,735	Class R	86,280

Class C	1,752,637	Total	$5,863,823

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $442,582 and $9,405 from the sale of class A and class M shares, respectively, and received $35,912 and $6,909 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $191 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$5,411,121,201	$5,131,154,538

U.S. government securities (Long-term)	—	—

Total	$5,411,121,201	$5,131,154,538

116 Dynamic Asset Allocation Balanced Fund

Written option transactions during the reporting period are summarized as follows:

	Written option contract
	amounts	Written option premiums

Written options outstanding at the
beginning of the reporting period	$58,688	$30,782

Options opened	54,706	55,732
Options exercised	—	—
Options expired	(86,461)	(74,663)
Options closed	(26,933)	(11,851)

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/15		Year ended 9/30/14

Class A	Shares	Amount	Shares	Amount

Shares sold	17,036,527	$250,985,561	11,638,179	$166,070,009

Shares issued in connection with
reinvestment of distributions	4,748,465	68,726,858	995,105	14,382,528

	21,784,992	319,712,419	12,633,284	180,452,537

Shares repurchased	(10,915,230)	(160,646,563)	(10,241,726)	(145,528,545)

Net increase	10,869,762	$159,065,856	2,391,558	$34,923,992

	Year ended 9/30/15		Year ended 9/30/14

Class B	Shares	Amount	Shares	Amount

Shares sold	1,081,553	$15,884,374	892,387	$12,689,335

Shares issued in connection with
reinvestment of distributions	278,346	4,007,152	34,510	496,678

	1,359,899	19,891,526	926,897	13,186,013

Shares repurchased	(1,524,378)	(22,429,139)	(1,717,752)	(24,307,405)

Net decrease	(164,479)	$(2,537,613)	(790,855)	$(11,121,392)

	Year ended 9/30/15		Year ended 9/30/14

Class C	Shares	Amount	Shares	Amount

Shares sold	6,794,375	$97,695,199	2,342,767	$32,724,512

Shares issued in connection with
reinvestment of distributions	568,934	8,040,645	62,230	881,398

	7,363,309	105,735,844	2,404,997	33,605,910

Shares repurchased	(1,930,422)	(27,724,283)	(1,362,826)	(19,042,241)

Net increase	5,432,887	$78,011,561	1,042,171	$14,563,669

Dynamic Asset Allocation Balanced Fund 117

	Year ended 9/30/15		Year ended 9/30/14

Class M	Shares	Amount	Shares	Amount

Shares sold	338,042	$4,982,080	216,576	$3,090,186

Shares issued in connection with
reinvestment of distributions	113,470	1,637,235	17,615	254,035

	451,512	6,619,315	234,191	3,344,221

Shares repurchased	(315,081)	(4,664,838)	(294,678)	(4,171,697)

Net increase (decrease)	136,431	$1,954,477	(60,487)	$(827,476)

	Year ended 9/30/15		Year ended 9/30/14

Class R	Shares	Amount	Shares	Amount

Shares sold	876,955	$12,847,686	275,858	$3,905,183

Shares issued in connection with
reinvestment of distributions	56,778	816,201	10,199	146,491

	933,733	13,663,887	286,057	4,051,674

Shares repurchased	(1,073,444)	(15,427,592)	(229,934)	(3,236,281)

Net increase (decrease)	(139,711)	$(1,763,705)	56,123	$815,393

	Year ended 9/30/15		Year ended 9/30/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	17,009	$248,167	14,259	$198,481

Shares issued in connection with
reinvestment of distributions	442	6,424	111	1,592

	17,451	254,591	14,370	200,073

Shares repurchased	(1,561)	(22,140)	(12,814)	(184,611)

Net increase	15,890	$232,451	1,556	$15,462

	Year ended 9/30/15		Year ended 9/30/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	3,780,782	$55,220,290	336,151	$4,801,120

Shares issued in connection with
reinvestment of distributions	139,189	2,020,749	17,393	252,372

	3,919,971	57,241,039	353,544	5,053,492

Shares repurchased	(677,546)	(9,930,700)	(80,887)	(1,183,798)

Net increase	3,242,425	$47,310,339	272,657	$3,869,694

	Year ended 9/30/15		Year ended 9/30/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	18,722,591	$275,964,571	5,381,299	$77,423,446

Shares issued in connection with
reinvestment of distributions	673,943	9,776,122	135,204	1,955,043

	19,396,534	285,740,693	5,516,503	79,378,489

Shares repurchased	(9,611,689)	(141,130,221)	(5,327,879)	(76,216,246)

Net increase	9,784,845	$144,610,472	188,624	$3,162,243

118 Dynamic Asset Allocation Balanced Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	977	5.32%	$13,610

Class R6	980	0.02	13,651

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$14,564,993	$279,025,181	$154,379,154	$60,519	$139,211,020

Putnam Short Term
Investment Fund*	282,681,656	201,188,913	205,923,630	324,072	277,946,939

Totals	$297,246,649	$480,214,094	$360,302,784	$384,591	$417,157,959

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Dynamic Asset Allocation Balanced Fund 119

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$5,000

Written equity option contracts (contract amount) (Note 3)	$5,000

Futures contracts (number of contracts)	4,000

Forward currency contracts (contract amount)	$366,500,000

Centrally cleared interest rate swap contracts (notional)	$269,700,000

OTC total return swap contracts (notional)	$173,700,000

OTC credit default contracts (notional)	$7,000,000

Centrally cleared credit default contracts (notional)	$102,400,000

Warrants (number of warrants)	51,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$344,107*	Payables	$231,716

Foreign exchange
contracts	Receivables	3,242,058	Payables	3,304,455

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	4,323,896*	depreciation	3,982,676*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	2,986,251*	depreciation	3,055,632*

Total		$10,896,312		$10,574,479

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(2,402,319)	$(2,402,319)

Foreign exchange
contracts	—	—	—	13,431,628	—	$13,431,628

Equity contracts	(10,152)	(22,408)	10,463,299	—	3,656,956	$14,087,695

Interest rate
contracts	—	—	4,674,059	—	(1,950,749)	$2,723,310

Total	$(10,152)	$(22,408)	$15,137,358	$13,431,628	$(696,112)	$27,840,314

120 Dynamic Asset Allocation Balanced Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(270,926)	$(270,926)

Foreign exchange
contracts	—	—	(4,723,496)	—	$(4,723,496)

Equity contracts	(27,399)	1,725,069	—	(1,198,495)	$499,175

Interest rate contracts	—	963,623	—	(205,978)	$757,645

Total	$(27,399)	$2,688,692	$(4,723,496)	$(1,675,399)	$(3,737,602)

Dynamic Asset Allocation Balanced Fund 121

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$24,163	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$24,163

OTC Total return swap contracts*#	—	7,067	—	3,121,748	4,066	—	—	—	—	—	—	—	—	—	—	3,132,881

OTC Credit default contracts*#	—	—	—	—	46,804	—	23,619	—	—	4,689	—	—	—	—	—	75,112

Centrally cleared credit default contracts§	—	—	2,154,863	—	—	—	—	—	—	—	—	—	—	—	—	2,154,863

Futures contracts§	—	—	—	—	—	—	—	—	—	—	1,792,904	—	—	—	—	1,792,904

Forward currency contracts#	164,249	247,094	—	46,822	295,134	203,412	366,443	146,595	490,029	—	—	283,888	605,806	161,632	230,954	3,242,058

Total Assets	$164,249	$254,161	$2,179,026	$3,168,570	$346,004	$203,412	$390,062	$146,595	$490,029	$4,689	$1,792,904	$283,888	$605,806	$161,632	$230,954	$10,421,981

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	22,571	—	—	—	—	—	—	—	—	—	—	—	—	22,571

OTC Total return swap contracts*#	—	21,951	—	2,838,852	6,837	—	31,587	—	—	—	—	—	—	—	—	2,899,227

OTC Credit default contracts*#	6,966	2,012	—	—	167,735	—	44,913	—	—	10,090	—	—	—	—	—	231,716

Centrally cleared credit default contracts§	—	—	1,956,896	—	—	—	—	—	—	—	—	—	—	—	—	1,956,896

Futures contracts§	—	—	—	—	—	—	—	—	—	—	458,008	—	—	—	—	458,008

Forward currency contracts#	213,049	348,089	—	407,744	468,763	54,540	206,660	185,532	285,104	—	—	137,251	786,439	116,250	95,034	3,304,455

Total Liabilities	$220,015	$372,052	$1,979,467	$3,246,596	$643,335	$54,540	$283,160	$185,532	$285,104	$10,090	$458,008	$137,251	$786,439	$116,250	$95,034	$8,872,873

Total Financial and Derivative Net Assets	$(55,766)	$(117,891)	$199,559	$(78,026)	$(297,331)	$148,872	$106,902	$(38,937)	$204,925	$(5,401)	$1,334,896	$146,637	$(180,633)	$45,382	$135,920	$1,549,108

Total collateral received (pledged)†##	$(49,990)	$(117,891)	$—	$130,000	$(289,957)	$130,000	$106,902	$(12,997)	$140,000	$—	$—	$146,637	$(150,970)	$45,382	$—

Net amount	$(5,776)	$—	$199,559	$(208,026)	$(7,374)	$18,872	$—	$(25,940)	$64,925	$(5,401)	$1,334,896	$—	$(29,663)	$—	$135,920

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

122 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 123

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $95,169,758 as a capital gain dividend with respect to the taxable year ended September 30, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 28.61% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 40.54%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $11,560,853 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

124 Dynamic Asset Allocation Balanced Fund

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Dynamic Asset Allocation Balanced Fund 125

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

126 Dynamic Asset Allocation Balanced Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Dynamic Asset Allocation Balanced Fund 127

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

128 Dynamic Asset Allocation Balanced Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
Global Asset Allocation Funds — four	RetirementReady® 2030 Fund
investment portfolios that spread your	RetirementReady® 2025 Fund
money across a variety of stocks, bonds, and	RetirementReady® 2020 Fund
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Balanced Fund 129

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

130 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Investment Sub-Advisor	George Putnam, III	and Assistant Treasurer
The Putnam Advisory	Robert L. Reynolds
Company, LLC	W. Thomas Stephens	Susan G. Malloy
One Post Office Square		Vice President and
Boston, MA 02109	Officers	Assistant Treasurer
Robert L. Reynolds
Marketing Services	President	James P. Pappas
Putnam Retail Management		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Mark C. Trenchard
	Principal Executive Officer, and	Vice President and
Custodian	Compliance Liaison	BSA Compliance Officer
State Street Bank
and Trust Company	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
Legal Counsel	Principal Financial Officer	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer
PricewaterhouseCoopers LLP

Dynamic Asset Allocation Balanced Fund 131

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

132 Dynamic Asset Allocation Balanced Fund

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN059
296871 11/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta,, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2015	$158,103	$ —	$32,776	$ —
September 30, 2014	$153,152	$ —	$35,378	$ —

For the fiscal years ended September 30, 2015 and September 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $712,452 and $611,552 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2015	$ —	$679,676	$ —	$ —

September 30, 2014	$ —	$576,174	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 25, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 25, 2015